UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PROCORE TECHNOLOGIES, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Procore Technologies, Inc. 6309 Carpinteria Avenue Carpinteria, California 93013

“We are celebrating our 20th anniversary this year. As I look back on the last 20 years of Procore and our partnership with the construction industry, and look towards what lies ahead of us, I am more excited than ever about the impact we can have on the construction industry. We believe the opportunities for us to help our customers manage risk, improve their financial processes and position, and connect everyone in construction on a global platform are clearer than ever before.”

Dear Procore Stockholders:

We are pleased to invite you to attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Procore Technologies, Inc., a Delaware corporation (“Procore,” the “Company,” “we,” “us,” or “our”).

The Annual Meeting will be held virtually, via live webcast on Friday, June 3, 2022 at 9:30 a.m., Pacific Time. We are holding the virtual-only Annual Meeting in light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees, and to facilitate stockholder participation at the Annual Meeting. We encourage you to attend the virtual meeting. Stockholders of record can sign up to attend the virtual meeting at www.proxydocs.com/PCOR. Additional details on how to attend and participate in the Annual Meeting (including for beneficial owners) and the business to be conducted at the Annual Meeting are provided in this proxy statement, as well as in the Notice of Internet Availability of Proxy Materials (the “Notice”) to be mailed to you on or about April 22, 2022. The Notice also provides instructions on how to vote online or by telephone.

We have also made available copies of the proxy materials, which include our 2021 Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (our “2021 Annual Report”), with this proxy statement. We encourage you to read our 2021 Annual Report as it includes our audited financial statements and provides important information about our business.

We have elected to provide Internet access to our proxy materials in lieu of mailing printed copies. Providing our proxy materials via the Internet reduces the costs associated with our Annual Meeting and lowers our environmental impact, all without negatively affecting our stockholders’ ability to timely access proxy materials. If you wish to receive a copy of proxy materials by mail or email at no charge, please refer to the instructions in the Notice.

Thank you for your continued support of Procore.

Sincerely,

Craig “Tooey” Courtemanche, Jr.

Founder, President, Chief Executive Officer, and Chairperson of the Board of Directors

Notice of

Annual Meeting

of Stockholders

Annual Meeting of Stockholders

Date & Time	Location	Record Date
Friday, June 3, 2022 9:30 a.m., Pacific Time	www.proxydocs.com/PCOR	Close of Business April 11, 2022

To attend the 2022 annual meeting of stockholders (the “Annual Meeting”) of Procore Technologies, Inc., a Delaware corporation (“Procore,” the “Company,” “we,” “us,” or “our”), you will need the control number that appears on your Notice of Internet Availability of Proxy Materials (the “Notice”), your proxy card, or the voting instructions that accompanied your proxy materials.

Our board of directors has fixed the close of business on April 11, 2022 as the record date (the “Record Date”) for the Annual Meeting. Only stockholders of record at the close of business on the Record Date are entitled to notice of, and to vote at, the Annual Meeting.

Items of Business

The Annual Meeting will be held for the following purposes, which are more fully described in the accompanying proxy materials:

Proposal	Board Recommendation	Page Reference

1. To elect three Class I directors—Erin Chapple, Brian Feinstein, and Kevin O’Connor—to hold office until our 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified	FOR	23

2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022	FOR	24

To conduct any other business properly brought before the Annual Meeting	N/A	N/A

Adjournments and Postponements

Any action on the items of business described above may be considered at the Annual Meeting at the time and on the date specified above, or at any time and date on which the Annual Meeting may be properly reconvened after being adjourned or postponed.

Meeting Admission

Our Annual Meeting will be completely virtual and conducted via live webcast. There will not be a physical meeting location. The virtual-only meeting format allows us to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location around the world. If you wish to attend the Annual Meeting, you must register in advance using the control number included in the Notice, your proxy card, or the voting instructions that accompanied your proxy materials. Stockholders of record may register for the Annual Meeting by visiting www.proxydocs.com/PCOR. After you successfully register, you will receive a confirmation email and an email approximately one hour prior to the start of the Annual Meeting to the email address you provided during registration with a unique link to the virtual meeting. Stockholders who hold their shares through a brokerage firm, bank, or other nominee (i.e., in “street name”) should follow the registration instructions provided by their brokerage firm, bank, or other nominee.

You are entitled to notice of and to vote at the Annual Meeting only if you were a Procore stockholder as of the close of business on the Record Date. If you hold your shares in “street name,” you should contact your brokerage firm, bank, or other nominee to obtain your legal proxy if you wish to vote at the Annual Meeting. If you do not comply with the procedures outlined above, you will not be permitted access to the Annual Meeting.

The Notice will be mailed to stockholders on or about April 22, 2022. The Notice contains instructions on how to access our proxy materials, which include the proxy statement for the Annual Meeting and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (our “2021 Annual Report”). The Notice will provide instructions on how to vote online or by telephone and includes instructions on how to request a paper copy of the proxy materials by mail or email.

The Annual Meeting will begin promptly on the meeting date set forth above at 9:30 a.m., Pacific Time. The only matters that will be addressed at the Annual Meeting will be the items of business on the agenda included in this proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 3, 2022: The Notice, proxy statement for the Annual Meeting, and our 2021 Annual Report are available at www.proxydocs.com/PCOR.

By Order of the Board of Directors,

Benjamin C. Singer

Chief Legal Officer and Corporate Secretary

Your vote is important. Whether or not you plan to attend the Annual Meeting, please ensure that your shares are voted at the Annual Meeting by signing and promptly returning a proxy card or by using our Internet or telephonic voting system in advance of the Annual Meeting. If your shares are held on your behalf by a brokerage firm, bank, or other nominee (i.e., in “street name”), please read the voting instructions provided to you by your brokerage firm, bank, or other nominee to see which voting options are available to you. Even if you have voted by proxy, you may still vote online if you attend the Annual Meeting. If your shares are held in street name and you wish to vote online at the Annual Meeting, you must obtain a legal proxy issued in your name from your brokerage firm, bank, or other nominee.

Procore Technologies, Inc.

PROXY STATEMENT FOR 2022 ANNUAL MEETING OF STOCKHOLDERS

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Procore Technologies, Inc.

6309 Carpinteria Avenue

Carpinteria, California 93013

PROXY STATEMENT

FOR THE 2022 ANNUAL MEETING OF STOCKHOLDERS

To Be Held on June 3, 2022 at 9:30 A.M., Pacific Time

General Information

Our board of directors is soliciting your proxy to vote at the 2022 annual meeting of stockholders (including any adjournments, continuations, or postponements thereof, the “Annual Meeting”) of Procore Technologies, Inc., for the purposes set forth in this proxy statement for our Annual Meeting (this “Proxy Statement”). The Annual Meeting will be held virtually via a live webcast on the Internet on June 3, 2022 at 9:30 a.m., Pacific Time. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 (our “2021 Annual Report”) are first being mailed on or about April 22, 2022 to all stockholders entitled to vote at the Annual Meeting. If you held shares of our common stock at the close of business on April 11, 2022 (the “Record Date”), you are invited to virtually attend the Annual Meeting and vote on the proposals described in this Proxy Statement. In order to attend and vote during the Annual Meeting, you must register to attend the Annual Meeting by 11:59 p.m., Pacific Time, on June 2, 2022. To access the Annual Meeting, visit www.proxydocs.com/PCOR. Stockholders of record as of the Record Date may register for the Annual Meeting on www.proxydocs.com/PCOR. Stockholders who hold their shares through a brokerage firm, bank, or other nominee (i.e., in “street name”) should follow the registration instructions provided by their brokerage firm, bank, or other nominee.

In this Proxy Statement we refer to Procore Technologies, Inc. as “Procore,” the “Company,” “we,” “us,” or “our” and the board of directors of Procore as “our Board” or “the Board.” Our 2021 Annual Report accompanies this Proxy Statement. You also may obtain a paper copy of our 2021 Annual Report without charge by following the instructions in the Notice.

The information provided in the section titled “General Information—Questions and Answers” is for your convenience only and is merely a summary of the information contained in this Proxy Statement. You should read this entire Proxy Statement carefully. Information contained on, or that can be accessed through, website addresses provided in this Proxy Statement is not intended to be incorporated by reference into this Proxy Statement and references to website addresses in this Proxy Statement are inactive textual references only.

Questions and Answers

Why am I receiving these proxy materials?

Our Board is providing these proxy materials to you in connection with the solicitation of proxies for use at the virtual Annual Meeting for the purpose of considering and acting upon the matters described in this Proxy Statement.

What am I voting on?

There are two matters scheduled for a vote at the Annual Meeting:

+

Proposal 1: Election of three Class I directors—Erin Chapple, Brian Feinstein, and Kevin O’Connor—to hold office until our 2025 annual meeting of stockholders (the “2025 Annual Meeting”) or until their respective successors have been duly elected and qualified; and

+	Proposal 2: Ratification of the appointment of PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

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How does the Board recommend that I vote on each proposal?

Our Board recommends that you vote “FOR” the director nominees named in Proposal 1 and “FOR” the ratification of the appointment of PwC as our independent public accounting firm as described in Proposal 2.

Why did I receive a notice regarding the availability of proxy materials on the Internet?

Pursuant to rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet in lieu of mailing printed copies. Providing our proxy materials via the Internet reduces the costs associated with our Annual Meeting and lowers our environmental impact, without negatively affecting our stockholders’ ability to timely access our proxy materials. We have sent you the Notice because our Board is soliciting your proxy to vote at the Annual Meeting. Instructions on how to access the proxy materials over the Internet or to request a printed set of the proxy materials may be found in the Notice. We intend to mail the Notice on or about April 22, 2022 to all stockholders of record entitled to vote at the Annual Meeting.

Will I receive any other proxy materials by mail?

We may send you a proxy card, along with a second Notice, after 10 calendar days have passed since our first mailing of the Notice.

What is a proxy?

A proxy is your legal designation of another person to vote the stock that you own. That other person is called a proxy. We have designated Paul Lyandres and Benjamin C. Singer, or either of them, as the Company’s proxies for the Annual Meeting.

Will a list of record stockholders as of the Record Date be available?

For 10 days prior to the Annual Meeting, a list of our record stockholders as of the close of business on the Record Date will be available for examination by any stockholder for any purpose relating to the Annual Meeting during ordinary business hours at the Company’s principal place of business at 6309 Carpinteria Avenue, Carpinteria, CA 93013. To access the list of our record stockholders in person beginning 10 days prior to the Annual Meeting and until the Annual Meeting, stockholders should email legalnotice@procore.com. In addition, the stockholder list will also be made available on the virtual meeting website during the Annual Meeting. Stockholders who have registered to attend the Annual Meeting will receive an access code one hour prior to the Annual Meeting that can be used to access the stockholder list during the Annual Meeting. Once the Annual Meeting begins, stockholders may click the line titled “Click HERE to view the registered shareholder list” in order to access the list.

Who can vote at the Annual Meeting?

Only stockholders of record at the close of business on April 11, 2022 will be entitled to vote at the Annual Meeting. Each stockholder is entitled to one vote for each share of our common stock held as of the Record Date. As of the Record Date, there were 135,519,443 shares of common stock outstanding and entitled to vote. Stockholders are not permitted to cumulate votes with respect to the election of directors.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the Record Date, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you may vote online during the Annual Meeting or by proxy in advance. If you wish to vote online during the Annual Meeting, you must register to attend the Annual Meeting by visiting www.proxydocs.com/PCOR by 11:59 p.m., Pacific Time, on Thursday, June 2, 2022. Whether or not you plan to attend the Annual Meeting, we urge you to vote your shares by proxy in advance of the Annual Meeting through the Internet, by telephone, or by completing and returning a printed proxy card.

Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee. If, at the close of business on the Record Date, your shares were held not in your name, but on your behalf by a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and the Notice is being forwarded to you by that nominee. Those shares will be reported as being held by the nominee (e.g., your brokerage firm) in the system of record used for identifying stockholders. As a beneficial owner of the shares, you are invited to attend the Annual Meeting, and you have the right to direct your brokerage firm, bank, or other nominee regarding how to vote the shares in your account. If you wish to attend the Annual Meeting, you must

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register to attend using the instructions provided by your brokerage firm, bank, or other nominee. If you wish to vote at the Annual Meeting, you must obtain a legal proxy from your brokerage firm, bank, or other nominee and upload the legal proxy to the virtual meeting website during the Annual Meeting. Further instructions will be provided to you via email once you have registered to attend the Annual Meeting.

How do I vote?

Whether or not you plan to attend the Annual Meeting, we urge you to vote in advance of the Annual Meeting to ensure your vote is counted. Even if you have voted before the Annual Meeting, you may still attend and vote during the Annual Meeting. In such case, your previously submitted proxy will be disregarded. For more information, see the question below titled “Can I change my vote or revoke my proxy after submitting a proxy?”

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you may vote in one of the following ways:

Method	Description
By Internet	To vote in advance of the Annual Meeting through the Internet, go to www.proxypush.com/PCOR to complete an electronic proxy card. You will be asked to provide the control number from the Notice or proxy card that accompanied your proxy materials. Votes over the Internet must be received prior to the Annual Meeting to be counted.
By Telephone	To vote in advance of the Annual Meeting by telephone, call (866) 502-1485. You will be asked to provide the control number from the Notice or proxy card that accompanied your proxy materials. Votes by telephone must be received prior to the Annual Meeting to be counted.
By Mail	To vote in advance of the Annual Meeting using a printed proxy card, simply complete, sign, and date the proxy card provided to you and return it promptly in the envelope provided. If you return your signed proxy card to us before the Annual Meeting, we will vote your shares as you direct.
In Person (Virtual)	To vote online during the Annual Meeting, you must first register to attend the Annual Meeting at www.proxydocs.com/PCOR by no later than 11:59 p.m., Pacific Time, on Thursday, June 2, 2022. After you successfully register, you will receive a confirmation email and an email approximately one hour prior to the start of the Annual Meeting to the email address you provided during registration with a unique link to the virtual meeting. The webcast will open 15 minutes before the start of the Annual Meeting.

Beneficial Owner: Shares Held on Your Behalf by a Brokerage Firm, Bank, or Other Nominee. If you are a beneficial owner of shares held on your behalf by a brokerage firm, bank, or other nominee (i.e., your shares are held in “street name”), you will receive voting instructions from your brokerage firm, bank, or other nominee rather than directly from Procore. You must follow those instructions in order to vote on the matters to be considered at the Annual Meeting. If you want to vote online during the Annual Meeting, you must register to attend the Annual Meeting by following the registration instructions provided by your brokerage firm, bank, or other nominee and obtain a legal proxy from your brokerage firm, bank, or other nominee. You must submit a copy of the legal proxy on the virtual meeting website during the Annual Meeting in order to vote during the Annual Meeting. Further instructions will be provided to you as part of your registration process.

How do I attend and ask questions during the Annual Meeting?

In light of public health concerns regarding the COVID-19 pandemic, to protect the health and safety of our stockholders and employees, and to facilitate stockholder participation at the Annual Meeting, this year, we will be hosting the Annual Meeting via live webcast only. If you are a stockholder of record, you can attend the Annual Meeting live online by registering in advance at www.proxydocs.com/PCOR by no later than 11:59 p.m., Pacific Time, on Thursday, June 2, 2022. In order to register for the Annual Meeting, you will need your control number, which is included in the Notice or on your proxy card. After you successfully register, you will receive a confirmation email and an email approximately one hour prior to the start of the Annual Meeting to the

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email address you provided during registration with a unique link to the virtual meeting. If you are the beneficial owner of your shares (that is, you hold your shares in “street name”), you will receive separate instructions from your brokerage firm, bank, or other nominee on how to register for the Annual Meeting and will use the control number provided by your brokerage firm, bank, or other nominee, which will be found on your Notice or voting instruction form.

The Annual Meeting will begin at 9:30 a.m. Pacific Time, on Friday, June 3, 2022. We recommend that you access the website for the Annual Meeting a few minutes before the Annual Meeting is scheduled to begin to ensure you are logged in when the Annual Meeting starts. The webcast will open 15 minutes before the start of the Annual Meeting. Stockholders attending the Annual Meeting will be afforded the same rights and opportunities to participate as they would at an in-person meeting.

We plan to have a Q&A session at the Annual Meeting and will include as many stockholder questions as the allotted time permits. If you would like to ask a question during the Annual Meeting, you may submit your question ahead of the Annual Meeting when you register to attend the virtual meeting or you may submit a question during the Annual Meeting via the virtual meeting website after you have logged into the website. To help ensure that we have a productive and efficient meeting, and in fairness to all stockholders in attendance, you will also find posted on the virtual meeting website our rules of conduct for the Annual Meeting. We will answer as many questions submitted in accordance with the rules of conduct as possible in the time allotted for the Annual Meeting. Only questions that are relevant to an agenda item to be voted on by stockholders at the Annual Meeting will be answered.

What if I have technical difficulties or trouble accessing the Annual Meeting?

Details on how to access technical support for the Annual Meeting will be provided to you after you register to attend the Annual Meeting. We encourage you to log in a few minutes before the start of the meeting to allow ample time to address any technical difficulties before the Annual Meeting live webcast begins.

How many votes do I have?

Each holder of shares of our common stock will have one vote per share held as of the close of business on the Record Date.

What if another matter is properly brought before the Annual Meeting?

Our Board does not intend to bring any other matters to be voted on at the Annual Meeting, and currently knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, your proxy will authorize your proxy holder (one of the individuals named on your proxy card) to exercise discretionary authority to vote your shares on such other matters.

Can I vote my shares by filling out and returning the Notice?

No. The Notice identifies the items to be voted on at the Annual Meeting, but you cannot vote by marking the Notice and returning it. The Notice provides instructions on how to vote by proxy in advance of the Annual Meeting through the Internet or by telephone or online during the Annual Meeting.

What does it mean if I receive more than one Notice?

If you receive more than one Notice, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each Notice to ensure that all of your shares are voted.

Can I change my vote or revoke my proxy after submitting a proxy?

Yes. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the Annual Meeting in one of the following ways:

+	Submit another properly completed proxy card with a later date or grant a subsequent proxy via telephone or the Internet;

+	Send a timely written notice that you are revoking your proxy to our Chief Legal Officer and Corporate Secretary via email at legalnotice@procore.com; or

+

Attend the Annual Meeting and vote online during the Annual Meeting. Simply attending the Annual Meeting will not, by itself, change your vote or revoke your proxy. Even if you plan to attend the Annual Meeting, we

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recommend that you also submit your proxy or voting instructions or vote in advance of the Annual Meeting by telephone or through the Internet so that your vote will be counted if you later decide not to attend the Annual Meeting.

Your latest-dated proxy card or telephone or Internet proxy is the one that is counted.

If you are a beneficial owner and your shares are held in “street name” on your behalf by a brokerage firm, bank, or other nominee, you should follow the instructions provided by that brokerage firm, bank, or other nominee to change your vote.

If I am a stockholder of record and I do not vote, or if I return a proxy card or otherwise vote without giving specific voting instructions, what happens?

If you are a stockholder of record and do not vote through the Internet, by telephone, by completing a proxy card, or online during the Annual Meeting, your shares will not be voted.

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted in accordance with the recommendations of our Board as follows:

+	“FOR” the election of each of the three nominees for Class I director, and

+	“FOR” the ratification of the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2022.

If any other matter is properly presented at the Annual Meeting, your proxy holder (one of the individuals named on your proxy card) will exercise discretionary authority to vote your shares.

If I am a beneficial owner of shares held in “street name” and I do not provide my brokerage firm, bank, or other nominee with voting instructions, what happens?

If you are a beneficial owner and do not instruct your brokerage firm, bank, or other nominee on how to vote your shares, your shares will be considered “uninstructed” and the question of whether your nominee will still be able to vote your shares depends on whether, pursuant to the rules of the New York Stock Exchange (the “NYSE”), the particular proposal is deemed to be a “routine” matter. Under the rules of the NYSE, brokerage firms, banks, and other nominees can use their discretion to vote “uninstructed” shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. Under the NYSE rules and interpretations, “non-routine” matters are matters that may substantially affect the rights or privileges of stockholders, such as elections of directors (even if not contested), mergers, stockholder proposals, executive compensation, and certain corporate governance proposals, even if management-supported.

Accordingly, your brokerage firm, bank, or other nominee may vote your uninstructed shares on Proposal 2. Your brokerage firm, bank, or other nominee may not, however, vote your uninstructed shares on Proposal 1, resulting in a “broker non-vote” (as explained further in the question below titled “What are ‘broker non-votes’?”) such that your shares would not be counted as having been voted on Proposal 1.

If you are a beneficial owner of shares held in “street name” and you do not plan to attend the Annual Meeting, in order to ensure your shares are voted in the way you would prefer, you must provide voting instructions to your brokerage firm, bank, or other nominee by the deadline provided in the materials you receive from your nominee.

What is the quorum requirement?

A quorum of stockholders is necessary to hold a valid Annual Meeting. A quorum will be present if stockholders holding at least a majority of the voting power of the outstanding shares of our common stock entitled to vote at the Annual Meeting are present at the Annual Meeting virtually or by proxy. On the Record Date, there were 135,519,443 shares of our common stock outstanding and entitled to vote. Thus, the holders of 67,759,722 shares must be present virtually or represented by proxy at the Annual Meeting in order for a quorum to be present.

Your shares will be counted as present only if you submit a valid proxy (or one is submitted on your behalf by your brokerage, bank, or other nominee) or if you vote online during the Annual Meeting. Votes withheld, abstentions,

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and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chair of the Annual Meeting or holders of a majority of the voting power of the shares present at the Annual Meeting may adjourn the Annual Meeting to another date.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting. For Proposal 1 to elect directors, the inspector will count “For” and “Withhold” votes as well as broker non-votes. For Proposal 2 to ratify the appointment of our independent registered public accounting firm, the inspector will count “For” and “Against” votes and abstentions and, if applicable, broker non-votes. Abstentions are not applicable with respect to Proposal 1. Abstentions will have the same effect as “Against” votes for Proposal 2. Broker non-votes on Proposal 1 will have no effect and will not be counted towards the vote total. Proposal 2 is considered a “routine” matter—accordingly, if you hold your shares in “street name” and do not provide voting instructions to your brokerage firm, bank, or other agent that holds your shares, your brokerage firm, bank, or other agent has discretionary authority to vote your shares on Proposal 2. We do not expect any broker non-votes on Proposal 2.

How many votes are required for the approval of the proposals to be voted on at the Annual Meeting? How will abstentions and broker non-votes be treated?

Proposal	Vote Required for Approval	Board Recommendation	Effect of Votes Withheld / Abstentions	Effect of Broker Non-Votes

1: Election of three Class I directors	Plurality of the shares present virtually or by proxy during the Annual Meeting and entitled to vote thereon. The three director nominees who receive the largest number of votes cast “FOR” such nominees will be elected.	FOR	Votes withheld have no effect.	Broker non-votes have no effect.
2: Ratification of appointment of independent registered public accounting firm	Affirmative vote of a majority of the voting power of the shares of our common stock present virtually or by proxy during the Annual Meeting and entitled to vote thereon.	FOR	Abstentions count as votes “AGAINST” the proposal.	We do not expect any broker non-votes on this proposal because it is considered to be a “routine” matter under NYSE rules. Accordingly, if you hold your shares in “street name” and do not provide voting instructions to your brokerage firm, bank, or other nominee for this proposal, such brokerage firm, bank, or other nominee has discretionary authority under NYSE rules to vote your shares on this proposal.

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What are “broker non-votes”?

When a beneficial owner of shares held in “street name” does not give instructions to the brokerage firm, bank, or other nominee holding the shares as to how to vote on matters deemed to be “non-routine” under NYSE rules, the brokerage firm, bank, or other nominee cannot vote the shares. These unvoted shares are counted as “broker non-votes.”

How can I find out the results of the voting at the Annual Meeting?

We expect that preliminary voting results will be announced at the Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K that we expect to file within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Form 8-K within four business days after the Annual Meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an amendment to the Form 8-K to publish the final results.

When are stockholder proposals and director nominations due for next year’s annual meeting?

Requirements for stockholder proposals to be considered for inclusion in our proxy materials. To be considered for inclusion in next year’s proxy materials, stockholder proposals submitted pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), must be submitted in writing no later than the close of business on December 23, 2022, to our Chief Legal Officer and Corporate Secretary at Procore Technologies, Inc., 6309 Carpinteria Avenue, Carpinteria, CA 93013.

Requirements for stockholder proposals (including director nominations) to be brought before the annual meeting. Our amended and restated bylaws provide that, for stockholder proposals that are not sought to be included in our proxy materials to be considered at an annual meeting, stockholders must give timely advance written notice thereof to our Corporate Secretary at our principal executive offices. In order to be considered timely, notice of a proposal (including a director nomination) for consideration at our 2023 annual meeting of stockholders (the “2023 Annual Meeting”) that is not sought to be included in our proxy materials for such meeting must be received by our Corporate Secretary in writing not later than the close of business on March 5, 2023 nor earlier than the close of business on February 3, 2023. However, if our 2023 Annual Meeting is held earlier than May 4, 2023 or later than July 3, 2023, the notice must be received (1) not earlier than the close of business on the 120th day prior to such meeting and (2) not later than the close of business on the later of (a) the 90th day prior to such meeting and (b) the 10th day following the day on which public announcement of the date of such meeting is first made. Any such notice must include the information required by our amended and restated bylaws. Stockholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act (the SEC’s universal proxy rule) no later than April 4, 2023.

Who is paying for this proxy solicitation?

We will pay for the cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid additional compensation for soliciting proxies. We may reimburse brokerage firms, banks, and other nominees for the cost of forwarding proxy materials to beneficial owners. If you choose to access the proxy materials and/or vote over the Internet, you are responsible for any Internet access charges you may incur.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	7

Information Regarding the Board of Directors and Corporate Governance  |  Nominees for Election at the Annual Meeting

Information Regarding the Board of Directors and Corporate Governance

The following table sets forth the ages, independence determination, committee membership, term of office on our Board and position or office held with the Company, if applicable, as of April 11, 2022 of the Class I nominees standing for election at the Annual Meeting and our other directors who will continue in office after the Annual Meeting:

Class(1)	Name	Age	Independent	Director Since	Title

I	Erin Chapple(2)	47		December 2021	Director

I	Brian Feinstein(3)	36		June 2014	Director

I	Kevin O’Connor(4)	61		May 2004	Director

II	Craig F. Courtemanche, Jr.	54		January 2002	President, Chief Executive Officer, and Chair of the Board

II	Kathryn Bueker(4)	51		April 2021	Director

II	Nanci Caldwell(2)(3)	64		March 2020	Director

III	William Griffith	50		March 2015	Director

III	Graham Smith(4)	62		February 2020	Director

III	Elisa Steele(2)(3)	55		February 2020	Lead Independent Director

(1)

Class I director nominees are up for election at the Annual Meeting, and will continue in office until the 2025 Annual Meeting. Class II directors will continue in office until the 2023 Annual Meeting. Class III directors will continue in office until the 2024 annual meeting of stockholders (the “2024 Annual Meeting”).

(2)	Member of the compensation committee.
(3)	Member of the nominating and corporate governance committee.
(4)	Member of the audit committee.

Set forth below is biographical information for the Class I director nominees and each person whose term of office as a director will continue after the Annual Meeting. This includes information regarding each director’s experience, qualifications, attributes, and/or skills that led our Board to recommend them for board service.

Nominees for Election at the Annual Meeting

Age: 47 Director since: December 2021 Committees: Compensation

Erin Chapple

Director

Ms. Chapple serves at Microsoft Corporation (“Microsoft”) as Corporate Vice President for Azure Core, a public cloud computing platform, a position she has held since March 2021. Prior to serving in that role, Ms. Chapple served as Microsoft’s Corporate Vice President for Azure Compute from April 2019 to March 2021, and as Corporate Vice President of Windows Server from June 2018 to April 2019. From October 2014 to June 2018, Ms. Chapple served as General Manager of Windows Server and Director of Program Management at Microsoft. Since 1998, Ms. Chapple has served at Microsoft in roles of increasing responsibility. Ms. Chapple holds a B.A.S. in Electrical Engineering from the University of Waterloo and an M.A. in Applied Behavioral Science from Bastyr University.

Skills and Qualifications: Ms. Chapple is qualified to serve on our Board because of her experience in the software industry and management experience.

8	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Information Regarding the Board of Directors and Corporate Governance  |  Directors Continuing in Office Until the 2023 Annual Meeting

Age: 36 Director since: June 2014 Committees: Nominating and Corporate Governance

Brian Feinstein

Director

Mr. Feinstein has been employed by Bessemer Venture Partners, a venture capital firm, since 2008 and has served as a Partner of the organization since 2013. Mr. Feinstein currently serves on the boards of directors of various privately-held companies. Mr. Feinstein holds an A.B. in Government from Harvard University.

Skills and Qualifications: Mr. Feinstein is qualified to serve on our Board because of his experience in the venture capital industry, his knowledge of the Company, his experience with technology companies, and his experience serving as a director of various privately-held companies.

Age: 61 Director since: May 2004 Committees: Audit

Kevin O’Connor

Director

Since June 2018, Mr. O’Connor has served as a Managing Partner at ScOp Venture Capital, a venture capital firm. From May 2009 until its acquisition by Amazon.com, Inc. in May 2017, Mr. O’Connor served as Chief Executive Officer of Graphiq, a technology company. Following the acquisition, Mr. O’Connor managed Graphiq’s integration strategy from May 2017 through May 2018. From January 1996 to August 2000, Mr. O’Connor served as Chief Executive Officer of DoubleClick, a technology company. From April 1992 to July 1995, Mr. O’Connor served in various executive roles at Digital Communications Associates, or DCA, a technology company. From May 1983 to April 1992, Mr. O’Connor served in various research roles at InterComputer Communications Corporation, a technology company, until its acquisition by DCA in April 1992. Mr. O’Connor holds a B.S. in Electrical Engineering from the University of Michigan, Ann Arbor.

Skills and Qualifications: Mr. O’Connor is qualified to serve on our Board because of his knowledge of the Company, his experience serving as an executive of various technology companies, and his experience serving as a director of various privately-held companies.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	9

Information Regarding the Board of Directors and Corporate Governance  |  Directors Continuing in Office Until the 2023 Annual Meeting

Directors Continuing in Office Until the 2023 Annual Meeting

Age: 54 Director since: January 2002 Committees: None

Craig F. Courtemanche, Jr.

President, Chief Executive Officer and Chair of the Board

Mr. Courtemanche is the founder of the Company. He has served as our President since November 2019, having previously served in this role from January 2002 to May 2004. In addition, Mr. Courtemanche currently serves as the Chair of our Board, and has served as our Chief Executive Officer and on our Board since January 2002. From 1996 to 2001, Mr. Courtemanche served as the founder and Chief Executive Officer of Webcage, a software consulting firm. From 1993 to 1996, Mr. Courtemanche served as a software engineer at Skip Steveley & Associates, a consulting firm.

Skills and Qualifications: Mr. Courtemanche is qualified to serve on our Board because of the perspective and experience he brings as our founder, President, and Chief Executive Officer, as well as his experience in the construction and software industries.

Age: 51 Director since: April 2021 Committees: Audit

Kathryn Bueker

Director

Ms. Bueker is Chief Financial Officer of HubSpot, Inc. (“Hubspot”), a customer relationship management platform that includes marketing, sales, service, operations, and website management products, a position she has held since June 2018. Prior to joining HubSpot, Ms. Bueker spent 11 years in financial leadership roles of increasing responsibility at Akamai Technologies, Inc., a content-delivery network and cloud service company, most recently serving as Senior Vice President of Business Finance and Operations. Prior to joining Akamai, Ms. Bueker spent nearly 10 years in investment banking at The Blackstone Group, UBS, Credit Suisse, and Donaldson, Lufkin & Jenrette. Ms. Bueker holds a B.A in Mathematics from Cornell University and an M.B.A. from the Massachusetts Institute of Technology.

Skills and Qualifications: Ms. Bueker is qualified to serve on our Board because of her experience serving as an executive of a publicly traded software company, as well as other financial leadership roles.

10	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Information Regarding the Board of Directors and Corporate Governance  |  Directors Continuing in Office Until the 2023 Annual Meeting

Age: 64 Director since: March 2020 Committees: Compensation (Chair) Nominating and Corporate Governance

Nanci Caldwell

Director

From January 2002 to December 2004, Ms. Caldwell served as Executive Vice President and Chief Marketing Officer at PeopleSoft, Inc. (“PeopleSoft”) (acquired by Oracle Corporation), and from April 2001 to January 2002, she served as both Senior Vice President and Chief Marketing Officer at PeopleSoft. Prior to PeopleSoft, Ms. Caldwell spent 19 years at Hewlett-Packard Company where she held a number of senior management positions. Ms. Caldwell currently serves as a member of the boards of directors of Equinix, Inc., an information technology data center company, the Canadian Imperial Bank of Commerce, a retail banking company, and Citrix Systems, Inc. (“Citrix”), an enterprise software company. Ms. Caldwell formerly served on the boards of directors of Donnelley Financial Solutions, Inc., a regulatory compliance company, from October 2016 until May 2020, and Talend SA, a software company, from February 2017 until January 2020. Ms. Caldwell holds a B.A. in Psychology from Queen’s University, Kingston, Canada.

Skills and Qualifications: Ms. Caldwell is qualified to serve on our Board because of her experience in the software industry and service as an executive and a director of publicly traded companies.

Directors Continuing in Office Until the 2024 Annual Meeting

Age: 50 Director since: March 2015 Committees: None

William Griffith

Director

Since January 2013, Mr. Griffith has served as a Partner at ICONIQ Capital, an investment and venture capital firm, where he co-founded the firm’s growth equity and data center investment platforms and sits on the firm’s investment and management committees. Mr. Griffith previously served as a shareholder representative for Adyen NV from September 2015 to June 2018. From August 2003 to December 2011, Mr. Griffith served as a General Partner at Technology Crossover Ventures, a private equity and venture capital firm. Prior to Technology Crossover Ventures, Mr. Griffith was an investment banker at Morgan Stanley. Mr. Griffith currently serves on the boards of directors of a number of privately-held companies, including 1Password, ServiceTitan, and Truckstop. Formerly, Mr. Griffith served on the board of directors of BlackLine, Inc. (“BlackLine”), a software company, from September 2013 until February 2020. Mr. Griffith holds A.B. degrees in Engineering and History from Dartmouth College and an M.B.A. from the Stanford University Graduate School of Business.

Skills and Qualifications: Mr. Griffith is qualified to serve on our Board because of his experience in the venture capital industry, his knowledge of the Company, his experience with technology companies, and his experience serving as a director of publicly traded and privately-held companies.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	11

Information Regarding the Board of Directors and Corporate Governance  |  Directors Continuing in Office Until the 2024 Annual Meeting

Age: 62 Director since: February 2020 Committees: Audit (Chair)

Graham Smith

Director

From May 2021 to December 2021, Mr. Smith served as our lead independent director. From November 2021 to April 2022, Mr. Smith served as interim Chief Executive Officer of Splunk Inc. (“Splunk”), a software company. From August 2014 to June 2015, Mr. Smith served as Executive Vice President of Salesforce, Inc. (“Salesforce”), a software company, and as Chief Financial Officer of Salesforce from March 2008 to August 2014. From January 2003 to December 2007, Mr. Smith served as Chief Financial Officer of Advent Software, Inc., a portfolio accounting software company. Mr. Smith currently serves on the boards of directors of BlackLine and Splunk (including as chair of the board of directors since March 2019). Mr. Smith previously served as a member of the boards of directors of Citrix from December 2015 to June 2018, Slack Technologies, Inc., a software company, from December 2018 to July 2021, Elliott Opportunity II Corp., a special purpose acquisition company, from June 2021 to December 2021, Xero Limited, a cloud-based accounting software company, from April 2015 to March 2020, and MINDBODY, Inc., a privately-held cloud-based wellness services marketplace. Mr. Smith holds a B.Sc. in Economics and Politics from University of Bristol in England and qualified as a chartered accountant in England and Wales.

Skills and Qualifications: Mr. Smith is qualified to serve on our Board because of his experience in the software industry and service as an executive and director of publicly traded companies.

Age: 55 Director since: February 2020 Committees: Compensation Nominating and Corporate Governance (Chair)

Elisa Steele

Lead Independent Director

Ms. Steele has served as our lead independent director since December 2021. Ms. Steele served as Chief Executive Officer of Namely, Inc. (“Namely”), a human resources software company, from August 2018 to August 2019, and currently serves as chair of the board of directors of Namely. From January 2014 to July 2017, Ms. Steele served in various executive positions at Jive Software, Inc., a communication software company, including as President and Chief Executive Officer from February 2015 to July 2017. From August 2013 to December 2013, Ms. Steele served as Corporate Vice President and Chief Marketing Officer of Consumer Applications and Services at Microsoft. Ms. Steele served as Chief Marketing Officer of Skype Inc. (“Skype”) (owned by Microsoft) from July 2012 to August 2013. Prior to Skype, Ms. Steele served as Executive Vice President and Chief Marketing Officer at Yahoo! Inc., an Internet services company. Ms. Steele currently serves as a member of the boards of directors of Namely, Amplitude Inc., a digital optimization company, JFrog Ltd., a software company, Bumble Inc., a software company, and Splunk. She previously served on the boards of directors of Jive, from February 2015 to August 2017, and Cornerstone OnDemand, Inc., a software company, from June 2018 to June 2021 (including as chair of the board of directors from June 2018 to July 2020 and as co-chair of the board of directors from July 2020 to June 2021). Ms. Steele holds a B.S. in Business Administration from the University of New Hampshire and an M.B.A. from San Francisco State University.

Skills and Qualifications: Ms. Steele is qualified to serve on our Board because of her experience in the software industry and service as an executive and a director of publicly traded companies.

12	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Information Regarding the Board of Directors and Corporate Governance  |  Director Independence

Director Independence

Our common stock is listed on the NYSE. Under the listing standards of the NYSE, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the NYSE require that, subject to specified exceptions, each member of a listed company’s audit, compensation, and nominating and corporate governance committees be independent. Under the listing standards of the NYSE, a director will only qualify as an “independent director” if the listed company’s board of directors affirmatively determines that the director does not have a material relationship with the company (either directly or as a partner, stockholder, or officer of an organization that has a relationship with the company) that, in the opinion of the listed company’s board of directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Audit committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Exchange Act and the listing standards of the NYSE. Additionally, compensation committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the NYSE.

Our Board has undertaken a review of the independence of each director. Based on information provided by each director concerning his or her background, employment, and affiliations, our Board has determined that Kathryn Bueker, Nanci Caldwell, Erin Chapple, Brian Feinstein, Kevin O’Connor, Graham Smith, and Elisa Steele do not have relationships that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is “independent” as that term is defined under the listing standards of the NYSE and the applicable rules and regulations of the SEC. In making these affirmative determinations, our Board considered the current and prior relationships between each non-employee director or any of his or her family members, and the Company, its senior management, and its independent auditor, as well as all other facts and circumstances our Board deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions described in the section titled “Certain Relationships and Related Party Transactions.”

Board Leadership

Our nominating and corporate governance committee periodically considers the leadership structure of our Board and makes such recommendations to our Board as our nominating and corporate governance committee deems appropriate. Currently, our Board believes that it is in the best interests of the Company and our stockholders for our Chief Executive Officer, Mr. Courtemanche, to serve as both Chief Executive Officer and Chair of the Board given his knowledge of the Company and industry and his strategic vision.

Lead Independent Director

Our corporate governance guidelines provide that one of our independent directors shall serve as the lead independent director at any time when an independent director is not serving as the chair of the Board. Because Mr. Courtemanche has served and continues to serve in both of the roles of Chief Executive Officer and Chair of the Board, our Board appointed Elisa Steele to serve as our lead independent director in December 2021, prior to which time, Graham Smith served as our lead independent director. As lead independent director, Ms. Steele presides over periodic meetings of our independent directors, coordinates activities of the independent directors, and performs such additional duties as our Board may otherwise determine and delegate. Our Board believes that its independence and oversight of management is maintained effectively through this leadership structure, the composition of our Board, and sound corporate governance policies and practices.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	13

Information Regarding the Board of Directors and Corporate Governance  |  Role of the Board in Risk Oversight

Role of the Board in Risk Oversight

Our Board oversees our risk management processes, which are designed to support the achievement of organizational objectives, improve long-term organizational performance, and enhance stockholder value while mitigating and managing identified risks. A fundamental part of our approach to risk management is not only understanding the most significant risks we face as a company and the necessary steps to manage those risks, but also deciding what level of risk is appropriate for the Company. Our Board plays an integral role in guiding management’s risk tolerance and determining an appropriate level of risk.

While our full Board has overall responsibility for evaluating key business risks, its committees monitor and report to our Board on certain risks. Our audit committee monitors our major financial, reporting, and cybersecurity risks, and the steps our management has taken to identify and control these exposures, including by reviewing and setting guidelines, internal controls, and policies that govern the process by which risk assessment and management is undertaken. Our audit committee also monitors compliance with legal and regulatory requirements, and directly supervises our internal audit function. Our compensation committee assesses and monitors whether any of our compensation policies and programs have the potential to encourage excessive risk-taking, and also plans for leadership succession. Our nominating and corporate governance committee oversees risks associated with director independence and the composition and organization of our Board, monitors the effectiveness of our corporate governance guidelines, and provides general oversight of our other corporate governance policies and practices.

In connection with its reviews of the operations of our business, our full Board addresses holistically the primary risks associated with our business, as well as the key risk areas monitored by its committees, including cybersecurity and liquidity risks. Our Board appreciates the evolving nature of our business and industry and is actively involved in monitoring new threats and risks as they emerge. In particular, our Board is committed to the prevention, timely detection, and mitigation of the effects of cybersecurity threats and incidents. Further, our Board has been closely monitoring the rapidly evolving COVID-19 pandemic, its potential effects on our business, and related risk mitigation strategies.

At periodic meetings of our Board and its committees, management reports to and seeks guidance from our Board and its committees with respect to the most significant risks that could affect our business, such as legal risks, cybersecurity and privacy risks, and financial, tax, and audit-related risks. In addition, among other matters, management provides our audit committee periodic reports on our compliance programs and investment policy and practices.

Board Meetings and Committees

Our Board is responsible for the oversight of management and the strategy of the Company and for establishing corporate policies. Our Board meets periodically during the year to review significant developments affecting us and to act on matters requiring the approval of our Board. Our Board met six times during our last fiscal year. Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The audit committee met seven times during our last fiscal year. The compensation committee met seven times during our last fiscal year. The nominating and corporate governance committee met eight times during our last fiscal year. During our last fiscal year, each director attended at least 75% of the aggregate of (i) the total number of meetings of our Board held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board on which he or she served during the periods that he or she served. It is Procore’s policy to strongly encourage our directors to attend our Annual Meeting.

As required under applicable NYSE listing standards, our non-management directors also met four times during our last fiscal year in regularly scheduled executive sessions at which only non-management directors were present. Our independent directors met during at least one of such regularly scheduled executive sessions. Mr. Smith, who served as our lead independent director until December 2021, presided over these executive sessions.

14	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Information Regarding the Board of Directors and Corporate Governance  |  Committees of Our Board of Directors

The composition and responsibilities of each of the standing committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Committees of Our Board of Directors

Our Board has established an audit committee, a compensation committee, and a nominating and corporate governance committee. The composition and responsibilities of each of the committees of our Board are described below. Members serve on these committees until their resignation or until otherwise determined by our Board. Our Board may establish other committees as it deems necessary or appropriate from time to time.

Audit Committee

Our audit committee consists of Graham Smith, Kathryn Bueker, and Kevin O’Connor. The chair of our audit committee is Graham Smith. Our Board has determined that each member of our audit committee satisfies the independence requirements under the listing standards of the NYSE, and Rule 10A-3(b)(1) of the Exchange Act. Our Board has determined that each of Graham Smith and Kathryn Bueker is an “audit committee financial expert” within the meaning of SEC regulations. Each member of our audit committee can read and understand fundamental financial statements in accordance with applicable requirements. In arriving at these determinations, our Board has examined each audit committee member’s scope of experience and the nature of their employment. Our Board has further determined that the simultaneous service by Mr. Smith on the audit committees of more than three public companies does not impair his ability to effectively serve on our audit committee.

The primary purpose of our audit committee is to discharge the responsibilities of our Board with respect to our corporate accounting and financial reporting processes, systems of internal control and financial statement audits, and to oversee our independent registered public accounting firm. Specific responsibilities of our audit committee include:

+	helping our Board oversee our corporate accounting and financial reporting processes, as well as the audit and integrity of our financial statements;

+	conducting an annual risk assessment;

+

managing the selection, engagement, qualifications, independence, and performance of a qualified firm to serve as the independent registered public accounting firm to audit our financial statements and the effectiveness of our internal controls over financial reporting, when required;

+

discussing the scope and results of the audit with the independent registered public accounting firm, and reviewing, with management and the independent accountants, our interim and year-end operating results;

+	overseeing procedures for employees to submit concerns about questionable accounting or audit matters;

+	reviewing related party transactions;

+	approving or, as permitted, pre-approving, audit and permissible non-audit services to be performed by the independent registered public accounting firm;

+	monitoring the Company’s cybersecurity risks and initiatives;

+	monitoring the Company’s liquidity risks; and

+	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our audit committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available to stockholders on our website at https://investors.procore.com.

Compensation Committee

Our compensation committee consists of Nanci Caldwell, Erin Chapple, and Elisa Steele. The chair of our compensation committee is Nanci Caldwell. Our Board has determined that each member of our compensation committee is independent under the listing standards of the NYSE and a “non-employee director” as defined in Rule 16b-3 promulgated under the Exchange Act.

The primary purpose of our compensation committee is to discharge the responsibilities of our Board in overseeing our compensation policies, plans, and programs, and to review and determine the compensation to be paid to our

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	15

Information Regarding the Board of Directors and Corporate Governance  |  Committees of Our Board of Directors

executive officers, directors, and other senior management, as appropriate. Specific responsibilities of our compensation committee include:

+	reviewing and recommending to our Board the compensation of our Chief Executive Officer, other executive officers and certain other employees;

+	reviewing and recommending to our Board the compensation of our directors;

+	administering our equity incentive plans and other benefit programs;

+

reviewing, adopting, amending, and terminating incentive compensation and equity plans, severance agreements, profit sharing plans, bonus plans, change-of-control protections, and any other compensatory arrangements for our executive officers and other senior management; and

+	reviewing and establishing general policies relating to compensation and benefits of our employees, including our overall compensation philosophy.

Our compensation committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available to stockholders on our website at https://investors.procore.com.

Processes and Procedures for Compensation Decisions

Our compensation committee is primarily responsible for establishing and reviewing our overall compensation policy, plans, and benefits programs, and overall compensation philosophy. In addition, our compensation committee oversees our compensation policies, plans, and benefits programs, administers our equity compensation plans, and reviews and approves all compensation decisions relating to our executive officers, including our Chief Executive Officer. Our compensation committee considers recommendations from our Chief Executive Officer regarding the compensation of our executive officers other than himself. Typically, our Compensation Committee meets quarterly and with greater frequency if necessary, and meets regularly in executive session. From time to time, the Compensation Committee may invite to its meetings any director, officer, or employee of the Company, and such other persons, as it deems appropriate in order to carry out its responsibilities.

Our compensation committee formed a management equity award committee and adopted a management equity award committee charter, pursuant to which it delegated authority to a committee initially comprised of our Chief Financial Officer, Chief Talent Officer and Chief Legal Officer, to grant, without any further action required by our Board or compensation committee, restricted stock units under our 2021 Equity Incentive Plan (our “2021 Plan”) to our employees and other service providers who are neither executive officers nor certain other members of management. As part of its oversight function, our compensation committee reviews on a quarterly basis the grants awarded by the management equity award committee. The delegation of authority under the management equity award committee charter is not exclusive, and both our Board and our compensation committee retain the right to grant equity awards.

Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, independent legal counsel, and other advisers. During the fiscal year ended December 31, 2021, our compensation committee retained Compensia, Inc. (“Compensia”), a compensation consulting firm with compensation expertise relating to technology companies, to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our compensation committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation-related services to us, and maintains a policy that is specifically designed to prevent any conflicts of interest. In addition, our compensation committee has assessed the independence of Compensia, taking into account, among other things, the factors set forth in Exchange Act Rule 10C-1 and the listing standards of the NYSE, and concluded that no conflict of interest exists with respect to the work that Compensia performs for our compensation committee.

16	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Information Regarding the Board of Directors and Corporate Governance  |  Nomination to the Board of Directors

Compensation Committee Interlocks and Insider Participation

None of the members of our compensation committee are currently, or have been at any time, one of our officers or employees. None of our executive officers currently serves, or has served during the last year, as a member of the board of directors or compensation committee of any entity that has one or more executive officers serving as a member of our Board or compensation committee.

Nominating and Corporate Governance Committee

Our nominating and corporate governance committee consists of Elisa Steele, Nanci Caldwell, and Brian Feinstein. The chair of our nominating and corporate governance committee is Elisa Steele. Our Board has determined that each member of our nominating and corporate governance committee is independent under the listing standards of the NYSE.

Specific responsibilities of our nominating and corporate governance committee include:

+	identifying and evaluating candidates, including the nomination of incumbent directors for reelection and nominees recommended by stockholders, to serve on our Board;

+	considering and making recommendations to our Board regarding the composition and chairmanship of the committees of our Board;

+	developing and making recommendations to our Board regarding corporate governance guidelines and matters; and

+	overseeing periodic evaluations of our Board’s performance, including committees of our Board.

Our nominating and corporate governance committee operates under a written charter that satisfies the applicable listing standards of the NYSE, which is available to stockholders on our website at https://investors.procore.com.

Nomination to the Board of Directors

Candidates for nomination to our Board are selected by our Board based on the recommendation of the nominating and corporate governance committee in accordance with the committee’s charter, our policies, our amended and restated certificate of incorporation and amended and restated bylaws, our corporate governance guidelines, and the requirements of applicable law. In recommending candidates for nomination, the nominating and corporate governance committee considers candidates recommended by directors, officers, and employees, as well as candidates that are properly submitted by stockholders in accordance with our policies and amended and restated bylaws, using the same criteria to evaluate all such candidates.

A stockholder that wishes to recommend a candidate for election to our Board must send a written notice directed to our Chief Legal Officer and Corporate Secretary at Procore Technologies, Inc., 6309 Carpinteria Avenue, Carpinteria, CA 93013. The written notice must include, among other things, the candidate’s name, age, business and residence address, biographical data, and the number of Procore shares held by the candidate. Stockholder recommendations must be made in compliance with our amended and restated bylaws and corporate governance guidelines.

Evaluations of candidates generally involve a review of background materials, internal discussions, and interviews with selected candidates as appropriate and, in addition, the nominating and corporate governance committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. . In 2021, the nominating and corporate governance committee engaged a search firm to recommend potential director nominees and to assist with interviewing candidates and reviewing their qualifications.

Director Qualifications

In addition to the qualifications, qualities, and skills that are necessary to meet U.S. state and federal legal, regulatory, and NYSE listing requirements and the provisions of our amended and restated certificate of incorporation, amended and restated bylaws, corporate governance guidelines, and charters of the Board committees, our Board will consider the following factors in considering director candidates: (i) relevant expertise

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Information Regarding the Board of Directors and Corporate Governance  |  Stockholder Communications with our Board

to offer advice and guidance to management, (ii) sufficient time to devote to Procore’s affairs, (iii) excellence in his or her field, (iv) the ability to exercise sound business judgment, (v) diversity of background and experience, and (vi) commitment to rigorously represent the long-term interests of Procore’s stockholders.

When considering nominees, our Board and nominating and corporate governance committee may take into consideration many other factors including, among other things, the current composition of our Board, Procore’s current operating requirements, the candidates’ character, integrity, judgment, independence, areas of expertise, corporate experience, length of service, potential conflicts of interest, the candidates’ other commitments, and the long-term interests of our stockholders. Our Board and nominating and corporate governance committee evaluate the foregoing factors, among others, and do not assign any particular weighting or priority to any of the factors.

Stockholder Communications with our Board

Stockholders and other interested parties who wish to communicate with the non-management members of our Board or with an individual non-management director may do so by mail addressed to our Chief Legal Officer and Corporate Secretary at Procore Technologies, Inc., 6309 Carpinteria Avenue, Carpinteria, CA 93013. In accordance with our policies and procedures for stockholder communications to independent directors, our Chief Legal Officer and Corporate Secretary or legal department, in consultation with appropriate directors as deemed necessary by the Chief Legal Officer and Corporate Secretary, will review all incoming stockholder communications (except for mass mailings, product complaints or inquiries, job inquiries, business solicitations, and patently offensive or otherwise inappropriate material) and, if appropriate, will route such communications to the appropriate director(s) or, if none is specified, to the chair of the Board or the lead independent director.

Corporate Governance Guidelines

Our Board has adopted corporate governance guidelines to ensure that our Board has the necessary practices in place to review and evaluate Procore’s business operations and make decisions that are independent of our management. The corporate governance guidelines set forth the practices our Board follows with respect to Board composition and selection, Board meetings and involvement of senior management, executive officer performance evaluation and succession planning, Board compensation, director education, and conflicts of interest. The corporate governance guidelines, as well as the charters for each committee of our Board, are posted on our website at https://investors.procore.com.

Code of Business Conduct and Ethics

We have adopted a code of business conduct and ethics that applies to our and our subsidiaries’ directors, officers (including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions), employees, and independent contractors. Our code of business conduct and ethics is available on our website at https://investors.procore.com. In addition, we post on our website all disclosures that are required by law or the listing standards of the NYSE concerning any amendments to, or waivers from, any provision of the code.

Environmental, Social and Governance

Our Board and management team believe that environmental stewardship, social responsibility, and solid governance are important to our business strategy and long-term value creation for our stockholders, employees, customers, and communities. While the full Board has ultimate responsibility for environmental, social, and governance (“ESG”) matters that impact our business, each committee of the Board works closely with management to oversee ESG across our business operations in the areas that align with their respective responsibilities. Our nominating and corporate governance committee develops and monitors compliance with our

18	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Information Regarding the Board of Directors and Corporate Governance  |  Prohibition on Hedging, Short Sales, and Pledging

corporate governance practices and code of business conduct and ethics and oversees our environmental and social practices. Our audit committee has oversight of risk management (including pertaining to financial matters) and compliance with applicable law (including U.S. federal securities laws and regulatory requirements). Our compensation committee oversees the company’s overall employee compensation and benefits philosophy and programs.

Our ESG approach is informed by the Sustainability Accounting Standards Board framework and the areas that matter most to our stakeholders. Highlights of our ESG strategy include:

+

Our Business Ethics and Compliance. Our code of business conduct and ethics is a statement of certain fundamental principles, policies, and procedures that govern our business conduct. For more information, please see the “Governance Documents” section of our website at https://investors.procore.com.

+

Our People. We believe that our core values are foundational in building a high-performing and healthy company that has the ability to scale. We aim to create an open, diverse and inclusive work culture, which we believe is integral to our ability to attract and retain exceptionally talented and motivated employees. For more information, please see the “Our People and Our Values” section in our 2021 Annual Report and the “Diversity, Inclusion, & Belonging” section of our website at https://procore.com/diversity-inclusion-belonging.

+

Reduction of Waste and Inefficiencies. Our products and platform help reduce construction waste and help our customers mitigate the risk of rework by aligning various project stakeholders so the appropriate work is performed by the right people using the correct materials at the precise time. For more information, please see the “Platform Overview” section of our website at https://procore.com/platform.

Prohibition on Hedging, Short Sales, and Pledging

Our Board has adopted an insider trading policy that applies to all directors, officers, employees and consultants of Procore and its subsidiaries and affiliates. Among other things, this policy prohibits engaging in derivative securities, hedging transactions with respect to Procore’s securities, or similar transactions designed to decrease the risks associated with holding Procore’s securities. In addition, our insider trading policy prohibits directors, officers, employees, and consultants of Procore and its subsidiaries and affiliates from pledging Procore’s securities as collateral for a loan or holding Procore’s securities in margin accounts, unless in accordance with the Company’s pledging policy. Pursuant to Procore’s pledging policy, any proposed pledge must receive pre-clearance from the Company’s Chief Legal Officer and must not exceed 15% of the requesting party’s holdings of Procore securities, and the requesting party must demonstrate an ability to repay loan amounts without resort to the securities intended to be pledged. Only Procore’s Chief Executive Officer is eligible to pledge Procore securities under Procore’s pledging policy.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	19

Director Compensation  |  Director Compensation Table

Director Compensation

Director Compensation Table

The following table sets forth information regarding compensation earned by or paid to our directors for the fiscal year ended December 31, 2021, other than to Mr. Courtemanche, our President, Chief Executive Officer and Chair of our Board, who is also a member of our Board but did not receive any additional compensation for service as a director. The compensation of Mr. Courtemanche is set forth below under “Executive Compensation—Summary Compensation Table.”

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)

Kathryn Bueker(2)	24,007	1,829,993	$1,853,999

Nanci Caldwell	30,154	193,889	$224,042

Erin Chapple(3)	1,131	403,548	404,679

Brian Feinstein(4)	20,923	—	20,923

William Griffith(5)	—	—	—

Kevin O’Connor	24,615	193,889	218,504

Graham Smith	44,308	193,889	238,196

Elisa Steele	28,151	193,889	222,039

(1)

Stock awards contain service-based vesting conditions. The amount reported in this column represents the aggregate grant-date fair value of equity awards granted to a director during the fiscal year ended December 31, 2021 under our 2014 Equity Incentive Plan (our “2014 Plan”), if granted before May 9, 2021, and under our 2021 Plan, if granted on or after May 9, 2021, in either case, computed in accordance with Financial Accounting Standard Board Accounting Standards Codification, Topic 718, Stock Compensation, or ASC Topic 718. The assumptions used in calculating the grant-date fair value of the equity award reported in this column are set forth in the notes to our audited consolidated financial statements included in our 2021 Annual Report. This amount does not reflect the actual economic value that may be realized by the directors.

(2)

Ms. Bueker joined our Board in April 2021. Ms. Bueker’s restricted stock unit (“RSU”) award was granted prior to our initial public offering (our “IPO”) and the effectiveness of our non-employee director compensation policy (which became effective in connection with our IPO).

(3)	Ms. Chapple joined our Board in December 2021.
(4)	Mr. Feinstein declined his RSU award for his service for the fiscal year ended December 31, 2021.
(5)	Mr. Griffith declined his cash fees and RSU award for his service for the fiscal year ended December 31, 2021.

The following table sets forth information on stock awards granted to non-employee directors during the fiscal year ended December 31, 2021 and the aggregate number of shares of our common stock underlying stock awards held by our non-employee directors as of December 31, 2021.

Name	Number of Shares Underlying RSU Awards Granted During the Fiscal Year Ended December, 31, 2021	Number of Shares Underlying RSUs Held as of December 31, 2021

Kathryn Bueker	27,111	27,111

Nanci Caldwell	3,050	58,670

Erin Chapple	5,333	5,333

Brian Feinstein(1)	—	—

William Griffith(2)	—	—

Kevin O’Connor	3,050	3,050

Graham Smith	3,050	58,670

Elisa Steele	3,050	58,670

(1)	Mr. Feinstein declined his RSU award for his service for the fiscal year ended December 31, 2021.
(2)	Mr. Griffith declined his RSU award for his service for the fiscal year ended December 31, 2021.

20	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Director Compensation  |  Non-Employee Director Compensation Policy

Non-Employee Director Compensation Policy

We have adopted a non-employee director compensation policy, pursuant to which each non-employee director will be eligible to receive compensation for his or her service consisting of the cash retainers and equity awards described below. Our Board or our compensation committee has the discretion to amend, modify, suspend, or terminate the non-employee director compensation policy as it deems necessary or appropriate.

Equity Compensation

Each new non-employee director who joins our Board automatically receives, on the date of joining our Board, a RSU award having a target equity value (as defined in the policy) of $450,000 (the “Initial Award”). Each Initial Award will vest in three equal annual installments, with the first vesting date being the company vesting date (i.e., each of February 20, May 20, August 20, and November 20) that most closely precedes the first anniversary of the grant date of the Initial Award, subject to the non-employee director continuing to provide service to us through each applicable vesting date.

On the date of each annual meeting of our stockholders, each person who is then a non-employee director, and who has been a non-employee director for not less than 6 months as of such annual meeting date, will (unless waived) automatically receive an RSU award having a target equity value of $200,000 (the “Annual Award”). Each Annual Award will vest on the date of the following year’s annual meeting of our stockholders (or the date immediately prior to the date of the next annual meeting of our stockholders if the non-employee director’s service as a director ends at such meeting due to the director’s failure to be reelected or the director not standing for reelection), subject to the non-employee director continuing to provide service to us through the applicable vesting date.

In the event of a change in control (as defined in our 2021 Plan), each non-employee director’s then outstanding Initial Award and Annual Award, if any, will become fully vested immediately prior to the closing of the change in control, provided that the non-employee director remains in continuous service through such time.

Cash Compensation

In addition, each non-employee director is entitled to receive the following cash compensation for services on our Board and its committees as follows:

+	$35,000 annual cash retainer for service as a Board member, and an additional annual cash retainer of $20,000 for service as lead independent director of our Board, if any;

+

$10,000 annual cash retainer for service as a member of the audit committee, and $23,000 annual cash retainer for service as chair of the audit committee (in lieu of the committee member service retainer);

+

$7,500 annual cash retainer for service as a member of the compensation committee, and $15,000 annual cash retainer for service as chair of the compensation committee (in lieu of the committee member service retainer); and

+

$4,300 annual cash retainer for service as a member of the nominating and corporate governance committee, and $10,000 annual cash retainer for service as chair of the nominating and corporate governance committee (in lieu of the committee member service retainer).

The annual cash compensation amounts are payable in equal quarterly installments, in arrears following the end of each quarter in which the service occurred, prorated for any partial months of service.

Compensation Limit

Pursuant to our non-employee director compensation policy, as amended, the aggregate value of all compensation granted or paid to any non-employee director with respect to any calendar year, including awards granted and cash fees paid by us to such non-employee director, will not exceed $750,000 in total value; provided that such amount will be increased to $1,000,000 in the first fiscal year in which a newly-appointed or newly-elected non-employee director joins our Board.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	21

Director Compensation  |  Non-Employee Director Compensation Policy

Expenses

We will reimburse each non-employee director for any ordinary and reasonable out-of-pocket expenses actually incurred by such director in connection with in-person attendance at and participation in meetings of our Board and any committee of the Board.

22	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Proposal 1 Election of Directors

Proposal 1 Election of Directors

Our Board currently consists of nine members and is divided into three classes. Each class consists of one-third of the total number of directors on the Board, and each class has a three-year term. At each annual meeting of stockholders, the successors to directors whose terms then expire will be elected to serve from the time of election until the third annual meeting following the election and until his or her successor is duly elected and qualified, or until his or her earlier death, resignation, or removal.

Our directors are divided into the three classes as follows:

+	the Class I directors are Erin Chapple, Brian Feinstein, and Kevin O’Connor, whose terms will expire at the upcoming Annual Meeting;

+	the Class II directors are Craig F. Courtemanche, Jr., Nanci Caldwell, and Kathryn Bueker, whose terms will expire at the 2023 Annual Meeting; and

+	the Class III directors are William Griffith, Graham Smith, and Elisa Steele, whose terms will expire at the 2024 Annual Meeting.

Any additional directorships resulting from an increase in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of the directors. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors. A director elected by the Board to fill a vacancy in a class, including vacancies created by an increase in the number of directors, shall serve for the remainder of the full term of that class and until such director’s successor is duly elected and qualified of until such director’s earlier death, resignation, or removal.

Each of Ms. Chapple, Mr. Feinstein, and Mr. O’Connor is currently a member of our Board, and, at the recommendation of our nominating and corporate governance committee, has been nominated for reelection to serve as a Class I director. Each of these nominees has agreed to stand for reelection at the Annual Meeting. Our management has no reason to believe that any nominee will be unable to serve. If elected at the Annual Meeting, each of these nominees would serve until the 2025 Annual Meeting and until his or her successor has been duly elected and qualified, or until such director’s earlier death, resignation, or removal.

Directors are elected by a plurality of the votes of the shares present in person by remote communication or represented by proxy and entitled to vote on the election of directors. Accordingly, the three nominees receiving the highest number of “FOR” votes will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the three nominees named above. If any nominee becomes unavailable for election as a result of an unexpected occurrence, shares that would have been voted for that nominee will instead be voted for the election of a substitute nominee proposed by our Board.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF EACH CLASS I DIRECTOR NOMINEE NAMED ABOVE

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	23

Proposal 2 Ratification of Independent Registered Public Accounting Firm  |  Principal Accountant Fees and Services

Proposal 2 Ratification of Independent Registered Public Accounting Firm

The audit committee of our Board has appointed PricewaterhouseCoopers LLP (“PwC”) as our independent registered public accounting firm for the fiscal year ending December 31, 2022, and has further recommended that the Board submit, and the Board has submitted, the appointment of PwC as our independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. PwC has served as our independent registered public accounting firm since 2015. Representatives of PwC are expected to be present during the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Neither our amended and restated bylaws nor other governing documents or laws require stockholder ratification of the appointment of PwC as our independent registered public accounting firm. However, the Board, upon the recommendation of the audit committee, is submitting the appointment of PwC to the stockholders for ratification as a matter of good corporate governance. If the stockholders fail to ratify the appointment, the audit committee will review its future appointment of PwC as our independent registered public accounting firm. Even if the appointment is ratified, the audit committee may, in its sole discretion, direct the appointment of different independent auditors at any time during the fiscal year if they determine that such a change would be in the best interests of Procore and its stockholders.

The affirmative “FOR” vote of the holders of a majority of the voting power of the shares of our common stock present by remote communication or represented by proxy during the Annual Meeting and entitled to vote thereon will be required to ratify the appointment of PwC. Abstentions are considered shares present and entitled to vote on this proposal and, thus, will have the same effect as a vote “AGAINST” this proposal.

Principal Accountant Fees and Services

The following table represents aggregate fees billed to us by PwC for the periods set forth below.

	Fiscal Year Ended December 31,

	2021	2020

	(in thousands)

Audit Fees(1)	$2,681	$1,863

Audit-Related Fees(2)	—	—

Tax Fees(3)	—	15

All Other Fees(4)	1	1

Total Fees	$2,682	$1,879

(1)

Audit fees consist of fees for professional services provided in connection with the audit of our annual consolidated financial statements, reviews of our unaudited interim financial statements included in our quarterly reports on Form 10-Q, and statutory and regulatory filings or engagements. For the fiscal years ended December 31, 2021 and December 31, 2020, this category also included fees for services provided in connection with our IPO.

(2)

Audit-related fees consist of fees for assurance and related services that are reasonably related to the performance of the audit and the review of our financial statements and which are not reported under “Audit Fees.”

(3)	Tax fees comprise fees for a variety of permissible services relating to tax compliance, tax studies, and tax advice.
(4)	All other fees consist of license fees for disclosure checklist software.

24	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Proposal 2 Ratification of Independent Registered Public Accounting Firm  |  Pre-Approval Policies and Procedures

Pre-Approval Policies and Procedures

The audit committee approves all audit and non-audit services that our independent registered public accounting firm provides to us in accordance with our audit and non-audit services pre-approval policy. Pre- approval may be given as part of our audit committee’s approval of the scope of the engagement of the independent registered public accounting firm or on an individual, explicit, case-by-case basis before the independent registered public accounting firm is engaged to provide each service.

All of the services relating to the fees described in the table above were pre-approved by our audit committee in accordance with our audit and non-audit services pre-approval policy.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	25

Report of the Audit Committee of the Board of Directors

Report of the Audit Committee of the Board of Directors

The audit committee has reviewed and discussed the audited financial statements for the fiscal year ended December 31, 2021 with our management. The audit committee has also reviewed and discussed with PwC, our independent registered public accounting firm, the matters required to be discussed by Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board (the “PCAOB”). The audit committee has also received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding the independent accountants’ communications with the audit committee concerning independence, and has discussed with PwC the accounting firm’s independence. Based on the foregoing, the audit committee has recommended to our Board that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2021 and filed with the SEC.

Members of the Audit Committee

Graham Smith, Chair

Kathryn Bueker

Kevin J. O’Connor

The material in this report is not “soliciting material,” is not deemed “filed” with the SEC and is not to be incorporated by reference in any filing of Procore under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

26	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Executive Officers

Executive Officers

The following table sets forth information for our executive officers as of April 11, 2022:

Name	Age	Title

Craig F. Courtemanche, Jr.	54	President, Chief Executive Officer, and Chair of our Board

Paul Lyandres	31	Chief Financial Officer and Treasurer

Dennis Lyandres	36	Chief Revenue Officer

Benjamin C. Singer	45	Chief Legal Officer and Corporate Secretary

Sam Crigman	40	Chief Technology Officer

Biographical information for Craig F. Courtemanche, Jr. is included above with the director biographies in the section titled “Information Regarding the Board of Directors and Corporate Governance.”

Paul E. Lyandres. Mr. Lyandres has served as our Chief Financial Officer and Treasurer since July 2019. From August 2014 to July 2019, Mr. Lyandres served in various business operations and business development, strategy, and corporate development roles at the Company, including most recently as our Executive Vice President of Strategy & Corporate Development. From August 2012 to July 2014, Mr. Lyandres served as a venture investor at Bessemer Venture Partners. Mr. Lyandres holds a B.S. in Economics from the Wharton School at the University of Pennsylvania.

Dennis H. Lyandres. Mr. Lyandres has served as our Chief Revenue Officer since October 2018. From November 2014 to October 2018, Mr. Lyandres served as our Executive Vice President of Sales. From June 2012 to November 2014, Mr. Lyandres served in various sales management roles at Cloudera, a software company. From February 2010 to May 2012, Mr. Lyandres served in various business development and sales roles at Pentaho, a software company. From 2007 to 2009, Mr. Lyandres served in various strategic roles at BTI Group, a mergers and acquisitions firm. Mr. Lyandres holds a B.A. in Mass Communications from the University of California, Berkeley.

Benjamin C. Singer. Mr. Singer has served as our Chief Legal Officer since April 2019 and Corporate Secretary since June 2019. From November 2014 to April 2019, Mr. Singer served as General Counsel and Corporate Secretary of Blue Apron Holdings, Inc., a food delivery service. From April 2011 to November 2014, Mr. Singer served in various legal roles at Gilt Groupe, an e-commerce company, most recently as Vice President, Associate General Counsel and Assistant Corporate Secretary. From May 2007 to April 2011, Mr. Singer was an associate attorney at Kirkland & Ellis LLP, a law firm. From September 2004 to May 2007, he was an associate attorney at Wilson Sonsini Goodrich & Rosati, P.C., a law firm. Mr. Singer holds a B.A. degree in Philosophy and Religious Studies from Indiana University and a J.D. from The University of Texas School of Law.

Sam M. Crigman. Mr. Crigman has served as our Chief Technology Officer since March 2015. From February 2006 to March 2015, Mr. Crigman served in various engineering roles at the Company, including as our Vice President of Engineering. Mr. Crigman holds a B.S. in Computer Science from the University of California, Santa Barbara.

SECTION 16 OFFICERS

Our executive officers are subject to the reporting requirements of Section 16(a) of the Exchange Act. As of April 11, 2022, William F. Fleming, Jr. is also subject to the reporting requirements of Section 16(a) of the Exchange Act as our principal accounting officer. The following table sets forth information for Mr. Fleming:

Name	Age	Title

William F. Fleming, Jr.	38	Senior Vice President, Corporate Controller

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	27

Executive Officers

William F. Fleming, Jr. Mr. Fleming has served as our Senior Vice President, Corporate Controller and principal accounting officer since April 2021. From June 2018 to April 2021, he served as our Vice President, Corporate Controller. Prior to joining Procore, from August 2007 to May 2018, Mr. Fleming worked at Ernst & Young Global Limited, an accounting firm, where he primarily worked with multinational technology companies. Mr. Fleming holds a BBA and a Masters in Professional Accounting from The University of Texas, and is a certified public accountant.

28	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Executive Compensation  |  Summary Compensation Table

Executive Compensation

Our compensation programs are designed to:

+	attract, incentivize, and retain employees at the executive level who contribute to our long-term success;

+	provide compensation packages to our executives that are fair and competitive, and that maintain appropriate levels of risk and reward, while promoting the success of the Company’s business; and

+	effectively align our executives’ interests with those of our stockholders by focusing on long-term equity incentives that correlate with the creation of long-term value for our stockholders.

Under its charter, our compensation committee has the right to retain or obtain the advice of compensation consultants, outside legal counsel, and such other advisors as it deems necessary or appropriate. During the fiscal year ended December 31, 2021, our compensation committee retained Compensia to provide it with market information, analysis, and other advice relating to executive compensation on an ongoing basis. Compensia was engaged directly by our compensation committee to, among other things, assist in developing an appropriate group of peer companies to help us determine the appropriate level of overall compensation for our executive officers and non-employee directors, as well as to assess each separate element of executive officer and non-employee director compensation, with a goal of ensuring that the compensation we offer to our executive officers and non-employee directors is competitive, fair, and appropriately structured. Compensia does not provide any non-compensation-related services to us.

Our named executive officers for the year ended December 31, 2021, consisting of our principal executive officer and the next two most highly compensated executive officers, were:

+	Craig F. Courtemanche, Jr., our President, Chief Executive Officer, and Chair of the Board;

+	Paul Lyandres, our Chief Financial Officer and Treasurer; and

+	Dennis Lyandres, our Chief Revenue Officer.

Summary Compensation Table

The following table presents all of the compensation awarded to, earned by, or paid to our named executive officers for the fiscal years ended December 31, 2021 and December 31, 2020.

Name and Principal Position	Fiscal Year Ended December 31,	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)(4)	Total ($)

Craig F. Courtemanche, Jr. President, Chief Executive Officer, and Chair of the Board	2021	460,001	—	9,693,853	460,320	13,059	10,627,233
	2020	312,500	25,000	10,285,770	259,853	3,272,843	14,155,966

Paul Lyandres(5) Chief Financial Officer and Treasurer	2021	395,000	—	3,877,579	250,659	10,002	4,533,240

Dennis Lyandres Chief Revenue Officer	2021	381,250	—	4,308,393	383,600	13,943	5,087,186
	2020	316,250	2,500	4,675,348	264,550	1,648,242	6,906,890

(1)

The amounts disclosed represent the aggregate grant date fair value of stock awards and stock options granted to our named executive officers during 2020 and 2021, computed in accordance with ASC Topic 718. The amounts disclosed for stock awards and stock options granted under our 2014 Plan are computed without consideration to the probability of achieving the performance condition. The performance condition was satisfied on the effective date of a registration statement for our IPO. The assumptions used in calculating the grant date fair value of the stock awards are set forth in the notes to our audited consolidated financial statements included in our 2021 Annual Report. This amount does not reflect the actual economic value that may be realized by the named executive officer. See “Outstanding Equity Awards at Fiscal Year-End” for additional information.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	29

Executive Compensation  |  Agreements with Our Named Executive Officers

(2)

The amounts in this column for fiscal year 2020 and 2021 reflect cash incentives earned by our named executive officers under our 2020 Corporate Bonus Program and 2021 Corporate Bonus Program, respectively, as determined by our compensation committee. See “Corporate Bonus Program” below for a description of the material terms pursuant to which this compensation was earned.

(3)

The amounts reported in 2021 include (i) matching contributions of $10,933, $8,601, and $11,058 for Mr. Courtemanche, Paul Lyandres and Dennis Lyandres, respectively, (ii) employee perks program of $1,575, $733, and $2,217 for Mr. Courtemanche, Paul Lyandres and Dennis Lyandres, respectively, (iii) Internet stipends of $550 for each of Mr. Courtemanche, Paul Lyandres and Dennis Lyandres, and (iii) other de minis perquisites of $118 for each of Paul Lyandres and Dennis Lyandres.

(4)

The amounts disclosed for fiscal year 2020 include the stock-based compensation cost, computed in accordance with ASC Topic 718, attributed to (i) Mr. Courtemanche’s sale in December 2020 of an aggregate of 375,000 shares of our common stock to D1 Master Holdco I LLC and certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc., each, existing investors in the Company, (ii) Paul Lyandres’s sale in December 2020 of an aggregate of 103,700 shares of our common stock to D1 Master Holdco I LLC and certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc., each, existing investors in the Company (iii) Paul Lyandres’s sale in July 2020 of an aggregate of 120,000 shares of our common stock to D1 Capital Partners Master LP, an existing investor in the Company, (iv) Dennis Lyandres’s sale in December 2020 of an aggregate of 131,400 shares of our common stock to D1 Master Holdco I LLC and certain funds and accounts advised or subadvised by T. Rowe Price Associates, Inc., each, existing investors in the Company, and (v) Dennis Lyandres’s sale in July 2020 of an aggregate of 140,000 shares of our common stock to D1 Capital Partners Master LP, an existing investor in the Company. The amounts disclosed above are calculated for purposes of financial accounting purposes under U.S. GAAP. The assumptions used in calculating the amounts are set forth in the notes to our audited consolidated financial statements included in our Annual Report on Form 10-K filed with the SEC on March 4, 2022. The transfers were not intended to be compensation but were considered compensation expenses under ASC Topic 718.

(5)	Paul Lyandres was not a named executive officer in fiscal year 2020.

Agreements with Our Named Executive Officers

We have entered into offer letters with each of our named executive officers setting forth the terms and conditions of such executive’s employment with us. The offer letters generally provide for at-will employment and set forth the executive officer’s initial base salary. Each of our named executive officers has executed our standard proprietary information and inventions agreement.

In addition, we have entered into executive severance agreements with each of our named executive officers.

Craig F. Courtemanche, Jr.

We have entered into a confirmatory offer letter with Mr. Courtemanche. Such offer letter referenced Mr. Courtemanche’s then-current base salary of $480,000. Mr. Courtemanche’s current annual base salary is $530,000. Mr. Courtemanche’s employment is at-will and may be terminated at any time, with or without cause.

Paul Lyandres

We have entered into a confirmatory offer letter with Paul Lyandres. Such offer letter referenced Paul Lyandres’s then-current base salary of $410,000. Paul Lyandres’s current annual base salary is $450,000. Paul Lyandres’s employment is at-will and may be terminated at any time, with or without cause.

Dennis Lyandres

We have entered into a confirmatory offer letter with Dennis Lyandres. Such offer letter referenced Dennis Lyandres’s then current base salary of $400,000. Dennis Lyandres’s current annual base salary is $400,000. Dennis Lyandres’s employment is at will and may be terminated at any time, with or without cause.

Executive Severance Agreements

We entered into executive severance agreements with each of our named executive officers. Each agreement provides that upon a termination without “cause” or resignation for “good reason” (each as defined in the executive severance agreements) that occurs within three months prior to, or 12 months following, a “change in control” (as defined in the executive severance agreements), the executive will receive a lump sum payment equal to the sum of 18 months (24 months in the case of Mr. Courtemanche) of the executive’s monthly base salary and a pro rata portion of the executive’s target bonus, as well as full vesting of the time-based portion of any equity awards, and 18 months of payment of COBRA premiums (24 months in the case of Mr. Courtemanche). In addition, the executive severance agreements provide that on a termination or resignation that would trigger the right to the benefits above but for the fact that the termination or resignation occurs outside the change in control period, the executive will receive a lump sum payment equal to 12 months (18 months in the case of Mr. Courtemanche) of the executive’s monthly base salary, as well as 12 months of payment of COBRA premiums (18 months in the case of Mr. Courtemanche), provided that, in the case of Paul Lyandres and Dennis Lyandres, a resignation for good reason outside of the change in control period will not trigger the right to any such severance benefits. Receipt of payments and benefits under the executive severance agreement is subject to the executive signing a release of claims.

30	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Executive Compensation  |  Outstanding Equity Awards at Fiscal Year-End

Outstanding Equity Awards at Fiscal Year-End

The following table presents the outstanding equity awards held by each named executive officer as of December 31, 2021.

	Option Awards						Stock Awards

Name	Grant Date(1)		Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)		Market Value of Shares of Stock that Have Not Vested ($)

Craig F. Courtemanche, Jr.	11/10/2016	(2)	976,916	0	2.42	11/10/2026	—		—
	7/12/2018	(3)	398,125	147,875	12.22	7/12/2028	273,000	(8)	21,831,810.00
	4/15/2020		—	—	—	—	203,939	(9)	16,309,001.83
	3/16/2021		—	—	—	—	123,899	(10)	9,908,203.03

Paul Lyandres	1/18/2017	(4)	82,675	0	3.60	1/18/2027	—		—

	7/12/2018	(5)	37,500	36,459	12.22	7/12/2028	—		—

	9/5/2019	(6)	21,491	23,750	24.48	9/5/2029	21,875	(11)	1,749,343.75

	4/15/2020		—	—	—	—	64,890	(12)	5,189,253.30
	3/16/2021		—	—	—	—	49,561	(10)	3,963,393.17

Dennis Lyandres	7/12/2018	(5)	19,317	39,375	12.22	7/12/2028	—		—

	4/8/2019	(7)	40,625	31,250	21.32	4/8/2029	—		—

	4/15/2020		—	—	—	—	92,700	(12)	7,413,219.00
	3/16/2021		—	—	—	—	55,067	(10)	4,403,707.99

(1)	All of the stock and option awards were granted under our 2014 Plan and are subject to acceleration of vesting upon certain events.
(2)	The shares subject to the option vest in 60 equal monthly installments beginning on the one month anniversary of February 5, 2016, subject to continued service through each applicable vesting date.
(3)	The shares subject to the option vest in 48 equal monthly installments beginning on the one month anniversary of January 1, 2019, subject to continued service through each applicable vesting date.
(4)	1/48th of the shares of common stock subject to the option shall be fully vested and exercisable on each one month anniversary after the vesting commencement date of December 1, 2016.
(5)	1/48th of the shares of common stock subject to the option shall be fully vested and exercisable on each one month anniversary after the vesting commencement date of July 1, 2017.
(6)	1/48th of the shares of common stock subject to the option shall be fully vested and exercisable on each one month anniversary after the vesting commencement date of July 10, 2019.
(7)	The shares subject to the option vest in 48 equal monthly installments beginning on the one month anniversary of October 16, 2018, subject to continued service through each applicable vesting date.
(8)

25% of the shares subject to the RSU vest on the Company Vesting Date (as defined below) that most closely precedes the one year anniversary of the effective date of the registration statement, and on each of the three one-year anniversaries of such Company Vesting Date thereafter, subject to continued service through each applicable vesting date. “Company Vesting Date” means each February 20, May 20, August 20, and November 20.

(9)

The service-based vesting condition is satisfied to 1/16th of the shares subject to the RSU on May 20, 2020, and as to 1/16th of the shares on each Company Vesting Date thereafter, subject to continued service through each applicable vesting date.

(10)

The service-based vesting condition is satisfied as to 1/16th of the shares subject to the RSU on May 20, 2021, and as to 1/16th of the shares on each Company Vesting Date thereafter, subject to continued service through each applicable vesting date.

(11)

The service-based vesting condition is satisfied as to 1/16th of the shares subject to the RSU on November 20, 2019, and as to 1/16th of the shares on each Company Vesting Date thereafter, subject to continued service through each applicable vesting date.

(12)

The service-based vesting condition is satisfied as to 1/16th of the shares subject to the RSU on May 20, 2020, and as to 1/16th of the shares on each Company Vesting Date thereafter, subject to continued service through each applicable vesting date.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	31

Executive Compensation  |  Non-Equity Incentive Plan Compensation

Non-Equity Incentive Plan Compensation

Corporate Bonus Program

In fiscal year 2020, we approved a cash incentive bonus plan (the “Bonus Plan”) for all eligible employees. Each participant is eligible to receive cash bonuses based on the achievement of performance goals determined in the discretion of our compensation committee.

The named executive officers were each participants in our Fiscal Year 2021 Corporate Bonus Program (the “2021 Bonus Program”), which was established pursuant to the Bonus Plan. The 2021 Bonus Program provided for payments based on the achievement of the dollar value of new subscriptions or expanded subscriptions entered into during the year net of churn and operating income goals and individuals objectives determined by the compensation committee. To be eligible to earn a payout under the 2021 Bonus Program, a participant had to remain continually employed by, and in good standing with, Procore through the applicable bonus payment date. Bonuses were paid based on annual goal achievement, as determined by our compensation committee.

In addition, we approved a Fiscal Year 2022 Executive Bonus Program (the “2022 Bonus Program”), established pursuant to the Bonus Plan. The 2022 Bonus Program provides payments based on the achievement of the dollar value of new subscriptions or expanded subscriptions entered into during the year net of churn and operating income goals and individual objectives, as determined by our compensation committee. To be eligible to earn a payout under the 2022 Bonus Program, a participant must remain continually employed by, and in good standing with, Procore through the applicable bonus payment date. Payment will be measured based on annual goal achievement, as determined by our compensation committee.

Other Compensation and Benefits

All of our current named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, life, disability, and accidental death and dismemberment insurance plans, in each case, on the same basis as all of our other employees. We pay the premiums for the life, disability, and accidental death and dismemberment insurance for all of our employees, including our named executive officers. We generally do not provide perquisites or personal benefits to our named executive officers.

We maintain a 401(k) plan that provides eligible U.S. employees with an opportunity to save for retirement on a tax advantaged basis. Eligible employees are able to defer eligible compensation up to certain Internal Revenue Code (as amended, the “Code”) limits, which are updated annually. We have the ability to make matching and discretionary contributions to the 401(k) plan. Currently, we make matching contributions to the 401(k) plan up to 4% of the participating employee’s W-2 earnings and wages. We have not made discretionary contributions. The 401(k) plan is intended to be qualified under Section 401(a) of the Code, with the related trust intended to be tax exempt under Section 501(a) of the Code. As a tax-qualified retirement plan, contributions to the 401(k) plan are deductible by us when made, and contributions and earnings on those amounts are not generally taxable to the employees until withdrawn or distributed from the 401(k) plan.

Our named executive officers did not participate in, or earn any benefits under, a nonqualified deferred compensation plan sponsored by us during the year ended December 31, 2021. Our Board may elect to provide our officers and other employees with nonqualified defined contribution or other nonqualified deferred compensation benefits in the future if it determines that doing so is in our best interests.

Our named executive officers did not participate in, or otherwise receive any benefits under, any pension or retirement plan sponsored by us (other than the 401(k) plan) during 2021.

32	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Executive Compensation  |  Limitations of Liability and Indemnification Matters

Limitations of Liability and Indemnification Matters

Our amended and restated certificate of incorporation contains provisions that limit the liability of our current and former directors for monetary damages to the fullest extent permitted by Delaware law. Delaware law provides that directors of a corporation will not be personally liable for monetary damages for any breach of fiduciary duties as directors, except liability for:

+	any breach of the director’s duty of loyalty to the corporation or its stockholders;

+	any act or omission not in good faith or that involves intentional misconduct or a knowing violation of law;

+	unlawful payments of dividends or unlawful stock repurchases or redemptions; or

+	any transaction from which the director derived an improper personal benefit.

Such limitation of liability does not apply to liabilities arising under federal securities laws and does not affect the availability of equitable remedies such as injunctive relief or rescission.

Our amended and restated certificate of incorporation authorizes us to indemnify our directors, officers, employees, and other agents to the fullest extent permitted by Delaware law. Our amended and restated bylaws provide that we are required to indemnify our directors and executive officers to the fullest extent permitted by Delaware law and may indemnify our other officers, employees and agents. Our amended and restated bylaws also provide that, on satisfaction of certain conditions, we will advance expenses incurred by a director or executive officer in advance of the final disposition of any action or proceeding, and permit us to secure insurance on behalf of any officer, director, employee, or other agent for any liability arising out of his or her actions in that capacity regardless of whether we would otherwise be permitted to indemnify him or her under the provisions of Delaware law. We have entered and expect to continue to enter into agreements to indemnify our directors, executive officers, and other employees as determined by our Board. With certain exceptions, these agreements provide for indemnification for related expenses including attorneys’ fees, judgments, fines, and settlement amounts incurred by any of these individuals in any action or proceeding. We believe that these amended and restated certificate of incorporation and amended and restated bylaw provisions and indemnification agreements are necessary to attract and retain qualified persons as directors and officers. We also maintain customary directors’ and officers’ liability insurance.

The limitation of liability and indemnification provisions in our amended and restated certificate of incorporation and amended and restated bylaws may discourage stockholders from bringing a lawsuit against our directors for breach of their fiduciary duties. They may also reduce the likelihood of derivative litigation against our directors and officers, even though an action, if successful, might benefit us and other stockholders. Further, a stockholder’s investment may be adversely affected to the extent that we pay the costs of settlement and damage awards against directors and officers as required by these indemnification provisions.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (as amended, the “Securities Act”) may be permitted for directors, executive officers, or persons controlling us, we have been informed that, in the opinion of the SEC, such indemnification is against public policy as expressed in the Securities Act and is therefore unenforceable.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	33

Executive Compensation  |  Equity Compensation Plan Information

Equity Compensation Plan Information

The following table summarizes our equity compensation plan information as of December 31, 2021. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1)	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(3)

Equity plans approved by stockholders(4)	14,265,374	12.98	12,020,818

Equity plans not approved by stockholders	—	—	—

(1)

Includes our 2014 Plan and our 2021 Plan, but does not include future rights to purchase common stock under our 2021 Employee Stock Purchase Plan (our “ESPP”), which depend on a number of factors described in our ESPP and will not be determined until the end of the applicable purchase period.

(2)	The weighted-average exercise price excludes any outstanding RSUs, which have no exercise price.
(3)

Includes our 2021 Plan and ESPP, as well as stock options, RSUs, or other stock awards granted under our 2014 Plan that are forfeited, terminated, expire or are repurchased, which become available for issuance under our 2021 Plan.

(4)

Our 2021 Plan provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1st of each fiscal year for a period of up to 10 years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to 5% of the total number of shares of common stock outstanding on December 31st of the preceding fiscal year, or such lesser number of shares of common stock as determined by our Board prior to January 1st of a given fiscal year. In addition, our ESPP provides that the total number of shares of our common stock reserved for issuance thereunder will automatically increase on January 1st of each fiscal year for a period of up to 10 years commencing on January 1, 2022 and ending on (and including) January 1, 2031, in an amount equal to the lesser of (i) 1% of the total number of shares of common stock outstanding on December 31st of the preceding fiscal year, and (ii) 3,900,000 shares of common stock (or such lesser number of shares of common stock as determined by our Board prior to January 1st of a given fiscal year). Accordingly, on January 1, 2022, the number of shares of common stock available for issuance under our 2021 Plan and our ESPP increased by 6,702,346 shares and 1,340,469 shares, respectively, pursuant to these provisions. These increases are not reflected in the table above.

34	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Security Ownership of Certain Beneficial Owners and Management

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth certain information with respect to the beneficial ownership of our common stock as of March 1, 2022 by:

+	each of our named executive officers;

+	each of our directors;

+	our executive officers and directors as a group; and

+	each person or entity known by us to own beneficially more than 5% of our capital stock.

Applicable percentage ownership is based on 135,169,909 shares of common stock outstanding as of March 1, 2022.

Unless otherwise indicated, the address for each beneficial owner listed in the table below is c/o Procore Technologies, Inc., 6309 Carpinteria Avenue, Carpinteria, CA 93013. Unless otherwise indicated in the footnotes to the table below, each person has sole voting and investment power over the shares reported as beneficially owned by the person.

Name of Beneficial Owner	Shares Beneficially Owned	Percentage of Shares Beneficially Owned (%)

Directors and Named Executive Officers

Craig F. Courtemanche, Jr.(1)	7,182,873	5.3

Paul Lyandres(2)	434,969	*

Dennis Lyandres(3)	553,013	*

Kathryn Bueker(4)	6,777	*

Erin Chapple	—	*

Brian Feinstein(5)	43,084	*

William Griffith(6)	43,864,434	32.5

Kevin J. O’Connor(7)	1,833,109	1.4

Nanci Caldwell(8)	40,130	*

Graham Smith(9)	32,130	*

Elisa A. Steele(10)	40,130	*

All directors and current executive officers as a group (14 persons)(11)	54,935,969	40.0

5% Stockholders

Entities affiliated with ICONIQ Strategic Partners(12)	43,622,869	32.3

Entities affiliated with Bessemer Venture Partners(13)	13,130,317	9.7

*	Less than 1 percent.
(1)

Consists of (i) 156,080 shares held of record by Craig F. Courtemanche, Jr., (ii) 3,755,687 shares held of record by Craig F. Courtemanche and Hillary Courtemanche Family Trust dated as of November 1, 2012, for which Mr. Courtemanche and his spouse serve as trustees, 563,350 of which are pledged as collateral to secure certain personal indebtedness (see “Prohibition on Hedging, Short Sales, and Pledging” for more information regarding Board and committee oversight of Mr. Courtemanche’s pledging arrangement), (iii) 548,049 shares held of record by The Courtemanche 2016 Irrevocable Trust, with respect to which Mr. Courtemanche may be deemed to have indirect shared voting power and dispositive power for purposes of Rule 13d-3(a) of the Exchange Act, (iv) 1,278,780 shares held of record by Courtemanche 2021 Irrevocable Trust, with respect to which Mr. Courtemanche may be deemed to have indirect shared voting and dispositive power for purposes of Rule 13d-3(a) of the Exchange Act, (v) 23,736 shares held by Hillary Courtemanche, Mr. Courtemanche’s spouse, and (vi) 1,420,541 shares held subject to options that are exercisable within 60 days of March 1, 2022, all of which are vested as of such date.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	35

Security Ownership of Certain Beneficial Owners and Management  |  Delinquent Section 16(a) Reports

(2)	Consists of (i) 267,469 shares held of record by Paul Lyandres and (ii) 167,500 shares subject to options exercisable within 60 days of March 1, 2022, all of which are vested as of such date.
(3)	Consists of (i) 458,071 shares held of record by Dennis Lyandres and (ii) 94,942 shares subject to options exercisable within 60 days of March 1, 2022, all of which are vested as of such date.
(4)	Consists of 6,777 shares held of record by Kathryn Bueker.
(5)

Consists of (i) 25,238 shares held of record by Brian Feinstein and (ii) 17,846 shares held of record by Brian Feinstein 2017 Revocable Trust. Mr. Feinstein, a member of our Board, is a Partner at Bessemer Venture Partners. Mr. Feinstein disclaims beneficial ownership of the securities held by the Bessemer Entities (as defined below) referred to in footnote (13) below, except to the extent of his pecuniary interest, if any, in such securities by virtue of his indirect interest in the Bessemer Entities.

(6)

Consists of (i) 241,565 shares held of record by William Griffith and (ii) the shares listed in footnote (12) below. Mr. Griffith, a member of our Board, is an equity holder of ICONIQ Parent GP II (as defined below), ICONIQ Parent GP III (as defined below), ICONIQ Parent GP IV (as defined below), and ICONIQ Parent GP V (as defined below) and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by the ICONIQ Entities (as defined below).

(7)

Consists of (i) 1,612,064 shares held of record by Mr. O’Connor, (ii) 54,378 shares held of record by the Joan V. O’Connor Living Trust dated May 16, 2006, as amended and restated, for which Mr. O’Connor serves as a co-trustee, and (iii) 166,667 shares held of record by the Kevin O’Connor 2021 GRAT, for which Mr. O’Connor serves as a trustee.

(8)	Consists of 40,130 shares held of record by Nanci Caldwell.
(9)	Consists of 32,130 shares held of record by Graham Smith.
(10)	Consists of 40,130 shares held of record by Elisa A. Steele.
(11)

Consists of (i) 52,716,812 shares owned by our current executive officers and directors, (ii) 2,219,157 shares subject to options exercisable within 60 days of March 1, 2022, all of which are vested as of such date, and (iii) 0 shares issuable upon the settlement of RSUs releasable within 60 days of March 1, 2022.

(12)

Based on the Schedule 13G filed by the ICONIQ Entities on February 14, 2022 with respect to shares of our common stock. Consists of (i) 11,225,164 shares held by ICONIQ Strategic Partners II, L.P., (“ICONIQ II”), (ii) 8,787,037 shares held by ICONIQ Strategic Partners II-B, L.P. (“ICONIQ II-B”), (iii) 4,160,944 shares held by ICONIQ Strategic Partners II Co-Invest, L.P. (“Co-invest II”), (iv) 5,237,611 shares held by ICONIQ Strategic Partners III, L.P. (“ICONIQ III”), (v) 5,596,460 shares held by ICONIQ Strategic Partners III-B, L.P. (“ICONIQ III-B”), (vi) 2,042,994 shares held by ICONIQ Strategic Partners III Co-Invest, L.P., P Series (“Co-invest III”), (vii) 2,009,823 shares held by ICONIQ Strategic Partners IV, L.P. (“ICONIQ IV”), (viii) 3,330,058 shares held by ICONIQ Strategic Partners IV-B, L.P. (“ICONIQ IV-B”), (ix) 940,443 shares held by ICONIQ Strategic Partners IV Co-Invest, L.P., Series P (“ Co-invest IV”), (x) 115,070 shares held by ICONIQ Strategic Partners V, L.P. (“ICONIQ V”), and (xi) 177,265 shares held by ICONIQ Strategic Partners V-B, L.P. (“ICONIQ V-B”). ICONIQ II, ICONIQ II-B, Co-invest II, ICONIQ III, ICONIQ III-B, Co-invest III, ICONIQ IV, ICONIQ IV-B, Co-invest IV, ICONIQ V, and ICONIQ V-B are the “ICONIQ Entities.” ICONIQ Strategic Partners II GP, L.P. (“ICONIQ GP II”) is the general partner of ICONIQ II, ICONIQ II-B and Co-invest II. ICONIQ Strategic Partners II TT GP, Ltd. (“ICONIQ Parent GP II”), is the general partner of ICONIQ GP II. ICONIQ Strategic Partners III GP, L.P. (“ICONIQ GP III”) is the general partner of ICONIQ III, ICONIQ III-B, and Co-invest III. ICONIQ Strategic Partners III TT GP, Ltd. (“ICONIQ Parent GP III”) is the general partner of ICONIQ GP III. ICONIQ Strategic Partners IV GP, L.P. (“ICONIQ GP IV”) is the general partner of ICONIQ IV, ICONIQ IV-B, and Co-invest IV. ICONIQ Strategic Partners IV TT GP, Ltd. (“ICONIQ Parent GP IV”) is the general partner of ICONIQ GP IV. ICONIQ Strategic Partners V GP, L.P. (“ICONIQ GP V”) is the general partner of ICONIQ V and ICONIQ V-B. ICONIQ Strategic Partners V TT GP, Ltd. (“ICONIQ Parent GP V”) is the general partner of ICONIQ GP V. Divesh Makan and William Griffith are the sole equity holders of ICONIQ Parent GP II and ICONIQ Parent GP III and Divesh Makan, William Griffith and Matthew Jacobson are the sole equity holders of ICONIQ Parent GP IV and ICONIQ Parent GP V and may be deemed to have shared voting, investment and dispositive power with respect to the shares held by the ICONIQ Entities. The address for each of these entities is c/o ICONIQ Strategic Partners, 394 Pacific Avenue, 2nd Floor, San Francisco, CA 94111.

(13)

Consists of (i) 6,529,852 shares held of record by Bessemer Venture Partners VIII Institutional L.P. (“Bessemer Institutional”), (ii) 5,429,585 shares held of record by Bessemer Venture Partners VIII L.P. (“Bessemer VIII”), (iii) 947,724 shares held of record by Bessemer Venture Partners PR, L.P. (“Bessemer PR”), and (iv) 223,156 shares held of record by 15 Angels II LLC (“15 Angels”), and together with Bessemer Institutional, Bessemer VIII and Bessemer PR, collectively the “Bessemer Entities.” Deer VIII & Co. L.P. (“Deer VIII L.P.”) is the general partner of Bessemer Institutional, Bessemer VIII, and 15 Angels. Deer VIII & Co. Ltd. (“Deer VIII Ltd.”) is the general partner of Deer VIII L.P. Robert P. Goodman, David Cowan, Jeremy Levine, Byron Deeter, and Robert M. Stavis are the directors of Deer VIII Ltd. and hold the voting and dispositive power for Bessemer Institutional, Bessemer VIII, and 15 Angels. Investment and voting decisions with respect to the shares of the Company held by Bessemer Institutional, Bessemer VIII and 15 Angels are made by the directors of Deer VIII Ltd. acting as an investment committee. Deer X & Co. L.P. (“Deer X L.P.”) is the general partner of Bessemer PR. Deer X & Co. Ltd. (“Deer X Ltd.”) is the general partner of Deer X L.P. Robert P. Goodman, David Cowan, Jeremy Levine, Byron Deeter, Adam Fisher, Brian Feinstein, Alex Ferrara, Stephen Kraus and Ethan Kurzweil are the directors of Deer X Ltd. and hold the voting and dispositive power for Bessemer PR. Investment and voting decisions with respect to the shares of the Company held by Bessemer PR are made by the directors of Deer X Ltd. acting as an investment committee. The address for each of these entities is c/o Bessemer Venture Partners, 1865 Palmer Avenue, Suite 104, Larchmont, New York 10538.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of such securities. To our knowledge, based solely on a review of such reports filed with the SEC and written representations that no other reports were required, during the fiscal year ended December 31, 2021, we believe that all required reports were timely filed.

36	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Certain Relationships and Related Party Transactions  |  Series I Preferred Stock Financing

Certain Relationships and Related Party Transactions

In addition to the compensation arrangements with our directors and executive officers discussed in the sections titled “Director Compensation” and “Executive Compensation,” the following is a description of each transaction since the beginning of our last fiscal year and the preceding fiscal year and each currently proposed transaction in which:

+	we have been or are to be a participant;

+	the amounts involved exceeded or will exceed $120,000; and

+

any of our directors, executive officers, or holders of more than 5% of our capital stock, or any member of the immediate family of, or person sharing the household with, the foregoing persons, had or will have a direct or indirect material interest.

Series I Preferred Stock Financing

From September 2019 through December 2020, we sold an aggregate of 8,845,084 shares of our Series I redeemable convertible preferred stock at a purchase price of $37.8654 per share, for an aggregate purchase price of $334,922,644. The following table summarizes purchases of our Series I redeemable convertible preferred stock by related parties:

Related Party	Shares of Series I Redeemable Convertible Preferred Stock	Total Purchase Price ($)

Entities affiliated with ICONIQ Strategic Partners(1)	1,452,512	54,999,948

Entities affiliated with Bessemer Venture Partners(2)	396,139	14,999,962

D1 Master Holdco LLC	4,357,539	164,999,957

(1)

Entities associated with ICONIQ Strategic Partners holding our securities whose shares are aggregated for purposes of reporting share ownership information are ICONIQ Strategic Partners II, L.P., ICONIQ Strategic Partners II-B, L.P., ICONIQ Strategic Partners II Co-Invest, L.P., ICONIQ Strategic Partners III, L.P., ICONIQ Strategic Partners III-B, L.P., ICONIQ Strategic Partners III Co-Invest, L.P., P Series, ICONIQ Strategic Partners IV, L.P., ICONIQ Strategic Partners IV-B, L.P., and ICONIQ Strategic Partners IV Co-Invest, L.P., P Series. William Griffith, a member of our Board, is a General Partner at ICONIQ Strategic Partners.

(2)

Entities associated with Bessemer Venture Partners holding our securities whose shares are aggregated for purposes of reporting share ownership information are Bessemer Venture Partners VIII Institutional L.P., Bessemer Venture Partners VIII L.P., and 15 Angels II LLC. Brian Feinstein, a member of our Board, is a Partner at Bessemer Venture Partners. For more information about shares held by these entities, see the section titled “Security Ownership of Certain Beneficial Owners and Management.”

Investors’ Rights Agreement

We are party to an amended and restated investors’ rights agreement (the “IRA”), with certain holders of our capital stock, including entities affiliated with Craig F. Courtemanche, Jr., Kevin J. O’Connor, entities affiliated with ICONIQ Strategic Partners, entities affiliated with Bessemer Venture Partners, D1 Master Holdco I LLC, and Tiger Global PIP 11 LLC, as well as other holders of our redeemable convertible preferred stock. The IRA provides that certain holders of our redeemable convertible preferred stock with certain registration rights, including the right to demand that we file a registration statement or request that their shares be covered by a registration statement that we are otherwise filing.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	37

Certain Relationships and Related Party Transactions  |  Issuer Agreement and Consent

Issuer Agreement and Consent

On March 15, 2022, in connection with the pledge by Craig F. Courtemanche, Jr., our President, Chief Executive Officer, and Chair of the Board, of 563,350 shares of Procore’s common stock pursuant to a loan agreement and a security and pledge agreement relating thereto (the “Loan Documents”), the Company entered into an issuer agreement and consent (the “Issuer Agreement”), by and among the Company, Credit Suisse AG, New York Branch (“Credit Suisse”), and each of Mr. Courtemanche, Hillary Courtemanche, and the Craig F. Courtemanche and Hillary Courtemanche Family Trust dated as of November 1, 2012, a California revocable trust. Under the Issuer Agreement, the Company provides certain acknowledgements and agrees to certain terms relating to the enforcement of rights and remedies in favor of Credit Suisse pursuant to the Loan Documents.

Offer Letter Agreements

We have entered into offer letter agreements with certain of our executive officers. For more information regarding these agreements with our named executive officers, see the section titled “Executive Compensation—Agreements with Our Named Executive Officers.”

Family Relationships

Paul Lyandres and Dennis Lyandres are siblings.

RSU Grants to Directors and Executive Officers

We have granted RSUs to certain of our directors and executive officers. For more information regarding the RSUs granted to our directors and named executive officers, see the sections titled “Executive Compensation” and “Director Compensation.”

Indemnification Agreements

Our amended and restated certificate of incorporation contains provisions limiting the liability of directors, and our amended and restated bylaws provide that we will indemnify each of our directors and executive officers to the fullest extent permitted under Delaware law. Our amended and restated certificate of incorporation and amended and restated bylaws also provide our Board with discretion to indemnify our other officers, employees and other agents when determined appropriate by the Board. In addition, we have entered into an indemnification agreement with each of our directors and executive officers, which requires us to indemnify them. For more information regarding these agreements, see the section titled “Executive Compensation—Limitations of Liability and Indemnification Matters.”

Policies and Procedures for Related Party Transactions

Our Board has adopted a related party transactions policy setting forth the policies and procedures for the identification, review and approval of related party transactions. This policy covers, with certain exceptions set forth in Item 404 of Regulation S-K under the Securities Act, any transaction, arrangement, or relationship, or any series of similar transactions, arrangements or relationships, in which we and a related party were or will be participants and the amount involved exceeds $120,000, including purchases of goods or services by or from the related party or entities in which the related party has a direct or indirect material interest, indebtedness, or guarantees of indebtedness. In reviewing and approving any such transactions, our audit committee will consider all relevant facts and circumstances as appropriate, such as the purpose of the transaction, the availability of other sources of comparable products or services, whether the transaction is on terms comparable to those that could be obtained in an arm’s length transaction, management’s recommendation with respect to the proposed related party transaction, and the extent of the related party’s interest in the transaction. No director may participate in approval of a related party transaction for which he or she is a related party.

38	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

Householding of Proxy Materials

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g., brokerage firms) to satisfy the delivery requirements for Notices of Internet Availability of Proxy Materials or other proxy materials with respect to two or more stockholders sharing the same address by delivering a single Notice of Internet Availability of Proxy Materials or other proxy materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and cost savings for companies.

This year, a number of brokerage firms with account holders who are our stockholders (who hold our shares in “street name”) will likely be “householding” our proxy materials. A single Notice or set of proxy materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your brokerage firm that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. We agree to deliver promptly, upon written or oral request, a separate copy of the Notice or the proxy materials, as requested, to any stockholder at a shared address to which a single copy of such documents was delivered. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate Notice or other proxy materials, please notify your brokerage firm or us. You may direct your written request to us via email at legalnotice@procore.com, via mail at Procore Technologies, Inc., 6309 Carpinteria Avenue, Carpinteria, CA 93013, Attention: Chief Legal Officer and Corporate Secretary, or via telephone at (866) 477-6267. Stockholders who currently receive multiple copies of the Notice or other proxy materials at their address(es) and would like to request “householding” of their communications should contact their brokerage firm.

PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT	39

Other Matters

Other Matters

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the Annual Meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with his or her best judgment.

By the Order of the Board of Directors

Benjamin C. Singer

Chief Legal Officer and Corporate Secretary

April 22, 2022

We have filed our 2021 Annual Report with the SEC. It is available free of charge at the SEC’s web site at www.sec.gov. Stockholders can also access this Proxy Statement and our 2021 Annual Report free of charge at www.proxydocs.com/PCOR. A copy of our 2021 Annual Report is also available without charge upon written request to us via mail at Procore Technologies, Inc., 6309 Carpinteria Avenue, Carpinteria, CA 93013, Attention: Chief Legal Officer and Corporate Secretary.

40	PROCORE TECHNOLOGIES, INC. 2022 PROXY STATEMENT

PROCORE PROXY TABULATOR: P.O. BOX 8016, CARY, NC 27512-9903 YOUR VOTE IS IMPORTANT! PLEASE VOTE BY: INTERNET www.proxypush.com/PCOR Have your Proxy Card ready Follow the simple instructions to cast your vote online Votes cast over the Internet must be received prior to the 2022 Annual Meeting to be counted PHONE Call Toll-Free 1-866-502-1485 Use any touch-tone telephone Have your Proxy Card ready Follow the simple recorded instructions You may transmit your voting instructions any time up until the time of the Annual Meeting to be counted MAIL Mark, sign and date your Proxy Card. Fold and return your Proxy Card in the postage paid envelope provided If you return your signed proxy card to us before the 2022 Annual Meeting, we will vote your shares as you direct Return to: PROXY TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903 To attend the meeting you must register online by June 2, 2022, 11:59 PM PT at www.proxydocs.com/PCOR. You may vote at the meeting. PROCORE TECHNOLOGIES, INC. 2022 Annual Meeting of Stockholders For Stockholders of record as of the close of business on April 11, 2022 CONTROL NUMBER: TIME: Friday, June 3, 2022 9:30 AM, Pacific Time PLACE: Annual Meeting to be held virtually, via live webcast over the Internet please visit www.proxydocs.com/PCOR for more details. This proxy is being solicited on behalf of the Board of Directors The undersigned hereby appoints Paul Lyandres and Benjamin C. Singer (the “Named Proxies”), and each or either of them, as the true and lawful attorneys of the undersigned, with full power of substitution and revocation, and authorizes them, and each of them, to vote all the shares of capital stock of PROCORE TECHNOLOGIES, INC. which the undersigned is entitled to vote at said meeting and any adjournment thereof upon the matters specified and upon such other matters as may be properly brought before the meeting or any adjournment thereof, conferring authority upon such true and lawful attorneys to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED IN ACCORDANCE WITH THE RECOMMENDATIONS OF THE BOARD OF DIRECTORS. This proxy, when properly executed, will be voted in the manner directed herein. In their discretion, the Named Proxies are authorized to vote upon such other matters that may properly come before the meeting or any adjournment or postponement thereof. You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation(s). The Named Proxies cannot vote your shares unless you sign (on the reverse side) and return this card. PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND MARK ON THE REVERSE SIDE

PROCORE TECHNOLOGIES, INC. 2022 Annual Meeting of Stockholders Please make your marks like this: [    ] THE BOARD OF DIRECTORS RECOMMENDS A VOTE: FOR ON PROPOSALS 1 AND 2 PROPOSAL 1. To elect three Class I directors to hold office until the Company’s 2025 annual meeting of stockholders or until their respective successors are duly elected and qualified. YOUR VOTE BOARD OF DIRECTORS RECOMMENDS Nominees: 1.01 Erin Chapple FOR WITHHOLD [    ] [    ] FOR 1.02 Brian Feinstein [    ] [    ] FOR 1.03 Kevin O’Connor [    ] [    ] FOR 2. To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022. FOR [    ] AGAINST [    ] ABSTAIN [    ] FOR To attend the meeting you must register by June 2, 2022, 11:59 PM PT online at www.proxydocs.com/PCOR Authorized Signatures - Must be completed for your instructions to be executed. Please sign exactly as your name appears on your account. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the Proxy/Vote Form. Signature (and Title if applicable) Date Signature (if held jointly) Date